                             OCC ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                               2002 ANNUAL REPORT

The Equity Portfolio (the "Portfolio") ended 2002 with a strong fourth quarter as the stock market rallied at the end of the year. The Portfolio's return of 10.6% for the quarter compared with 8.4% for the Standard & Poor's 500 Index (the "S&P 500"), its benchmark index. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

The fourth quarter gains, however, were not enough, to prevent the market from enduring its third straight year of price declines. For the twelve months ended December 31, 2002, the Portfolio returned (21.4)% versus (22.1)% for the
S&P 500. During the second half of 2002, the Portfolio returned (12.4)% compared with (10.3)% for the S&P 500.

Stocks were hurt during the first three quarters by economic concerns and the impact of corporate accounting scandals. These concerns abated in the fourth quarter, giving the market a boost. We are optimistic about the market's prospects in the wake of its recent rebound. We believe stock prices are likely to continue to advance in 2003, fueled by economic improvement and higher corporate profits.

Regardless of economic conditions, our philosophy is to manage the Portfolio for the long-term, purchasing and disposing of stocks based on fundamentals and valuations. We do not trade stocks in response to the market's emotional swings. We believe our approach benefits shareholders by avoiding bets on short-term price swings, controlling risk and minimizing transaction costs. We continue to be patient and opportunistic in seeking to buy stocks priced below our estimate of their intrinsic value.

This approach has produced competitive returns relative to the Portfolio's benchmark index. For the three years ended December 31, 2002, the Portfolio provided an average annual total return of (7.0)% compared with (14.5)% for the S&P 500. The Portfolio's average annual total return of (1.6)% for the five years ended December 31, 2002 compares to (0.6)% for the S&P 500. For the 10 years ended December 31, 2002, the Portfolio has provided an average annual total return of 8.4%* versus 9.3% for the S&P 500. From its inception on August 1, 1988 through December 31, 2002, the Portfolio's average annual total return of 10.5%* compared with 11.1% for the S&P 500 Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE EQUITY PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $86,789,755 IN THE OLD TRUST AND $3,764,598 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO
    SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE EQUITY PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE EQUITY PORTFOLIO OF THE OLD TRUST.

During the second half of 2002, the Portfolio performed well relative to the S&P 500 due to its telecommunication services and utility stock positions which offset the underperformance of the Portfolio's financial services and healthcare investments.

Among individual stocks, Sprint (telecommunications) was the top contributor to performance during the year, rising 39% in the second half as it recovered from overselling earlier in the year. This position was reduced as profits were taken as the price increased. Eastman Kodak, a new position during the second quarter of the year, performed well, driven by strong earnings and the company's continued transition from film to digital products. Other contributors to performance during the second half of the year included: Countrywide Financial Corp. (mortgage origination and servicing), Exelon (utility) and Merck (pharmaceuticals).

McDonald's (fast food) was the Portfolio's largest detractor from performance, declining due to ongoing weakness in operating results. This position has been reduced. Other detractors from performance included: Household International (consumer finance), El Paso Corp. (natural gas) and Kroger (supermarkets). Household and El Paso were sold and the Portfolio's position in Kroger was reduced.

Pfizer, an undervalued pharmaceutical company with favorable business prospects, was the Portfolio's largest new position during the second half of 2002. Honeywell, a technology and manufacturing company that is tied to the commercial aerospace cycle, was also added during the last half of the year. This stock was purchased after the price dropped for several reasons, including asbestos exposure and the need for additional pension plan contributions. We believe the market overreacted, creating a buy opportunity.

The Portfolio sold out of its entire position in rail freight company Burlington Northern and established a new position in Union Pacific. While the valuations of these two companies are similar, we believe Union Pacific is a better company. Other new positions included: Carnival (cruise line), Procter & Gamble (consumer products) and Dollar General (discount retailing).

At December 31, 2002, the Portfolio's investments were allocated 98.2% to common stock and 1.8% to short-term investments. The Portfolio's five largest equity positions at the end of the year were: Freddie Mac, which securitizes home mortgages, representing 6.6% of the Portfolio's net assets; Wells Fargo, a major banking organization in the western United States, 3.9% of net assets; FleetBoston, a global banking firm with retail operations primarily in the eastern United States, 3.7% of net assets; ChevronTexaco, a leading oil and gas company, 3.7% of net assets; and Exelon, an electric and gas utility and wholesale energy marketer, 3.7% of net assets.

Major industry positions at December 31, 2002 were: financial services, representing 17.4% of the Portfolio's net assets; drugs and medical products, 8.4% of net assets; consumer products, 7.7% of net assets; insurance, 7.7% of net assets; and banking, 7.6% of net assets.

In our view, the stage is set for a reversal of the past three years' stock market declines. The economy is improving, corporate productivity continues to increase and interest rates remain low. Moreover, corporate earnings appear to be poised for marked improvement as the economy recovers. These factors should lead to higher valuations for high-quality companies of the type owned by the Portfolio.

                    OCC ACCUMULATION TRUST--EQUITY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      THE PORTFOLIO AND THE S&P 500 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       -21.40%
5 Year                        -1.60%
10 Year*                       8.40%
Since August 1, 1988*         10.50%

            EQUITY PORTFOLIO  S&P 500 INDEX +
12/1/92              $10,000          $10,000
1/31/93              $10,075          $10,083
2/28/93               $9,961          $10,220
3/31/93              $10,262          $10,436
4/30/93              $10,142          $10,183
5/31/93              $10,335          $10,456
6/30/93              $10,413          $10,486
7/31/93              $10,359          $10,445
8/31/93              $10,773          $10,840
9/30/93              $10,677          $10,757
10/31/93             $10,726          $10,980
11/1/93              $10,564          $10,875
12/1/93              $10,785          $11,007
1/1/94               $11,019          $11,381
2/1/94               $10,974          $11,073
3/1/94               $10,579          $10,590
4/1/94               $10,944          $10,725
5/1/94               $11,080          $10,901
6/1/94               $10,802          $10,634
7/1/94               $11,117          $10,983
8/1/94               $11,586          $11,433
9/1/94               $11,277          $11,153
10/1/94              $11,623          $11,404
11/1/94              $11,085          $10,989
12/31/94             $11,196          $11,152
1/1/95               $11,542          $11,441
2/1/95               $12,070          $11,887
3/1/95               $12,474          $12,237
4/1/95               $12,778          $12,597
5/1/95               $13,356          $13,101
6/1/95               $13,822          $13,405
7/1/95               $14,350          $13,850
8/1/95               $14,510          $13,885
9/1/95               $14,927          $14,471
10/1/95              $14,548          $14,419
11/1/95              $15,274          $15,051
12/1/95              $15,547          $15,342
1/31/96              $16,124          $15,864
2/29/96              $16,437          $16,011
3/31/96              $16,742          $16,165
4/30/96              $16,761          $16,402
5/31/96              $17,302          $16,826
6/30/96              $17,212          $16,890
7/31/96              $16,599          $16,143
8/31/96              $17,302          $16,484
9/30/96              $18,054          $17,412
10/31/96             $18,487          $17,892
11/30/96             $19,419          $19,245
12/31/96             $19,176          $18,864
1/31/97              $19,871          $20,043
2/28/97              $19,881          $20,199
3/31/97              $19,256          $19,369
4/30/97              $19,676          $20,525
5/31/97              $20,626          $21,775
6/30/97              $21,796          $22,751
7/31/97              $22,999          $24,562
8/31/97              $22,355          $23,186
9/30/97              $23,140          $24,457
10/31/97             $22,781          $23,640
11/30/97             $23,474          $24,735
12/31/97             $24,286          $25,160
1/31/98              $24,198          $25,439
2/28/98              $25,846          $27,274
3/31/98              $27,263          $28,670
4/30/98              $27,451          $28,960
5/31/98              $27,072          $28,461
6/30/98              $27,402          $29,617
7/31/98              $26,624          $29,303
8/31/98              $23,219          $25,066
9/30/98              $24,020          $26,673
10/31/98             $26,028          $28,841
11/1/98              $26,988          $30,589
12/1/98              $27,164          $32,351
1/1/99               $26,721          $33,703
2/1/99               $26,392          $32,655
3/1/99               $27,097          $33,961
4/1/99               $29,552          $35,275
5/1/99               $29,115          $34,443
6/1/99               $29,752          $36,354
7/1/99               $28,226          $35,220
8/1/99               $27,484          $35,044
9/1/99               $26,832          $34,084
10/1/99              $28,367          $36,241
11/1/99              $28,115          $36,977
12/31/99             $27,856          $39,155
1/31/2000            $26,967          $37,189
2/28/2000            $24,494          $36,486
3/31/2000            $26,777          $40,055
4/30/2000            $26,981          $38,849
5/31/2000            $27,124          $38,053
6/30/2000            $26,242          $38,993
7/31/2000            $25,809          $38,384
8/31/2000            $27,234          $40,768
9/30/2000            $27,310          $38,616
10/31/2000           $29,110          $38,453
11/30/2000           $28,668          $35,423
12/31/2000           $30,620          $35,597
1/31/2001            $31,156          $36,860
2/28/2001            $30,545          $33,499
3/31/2001            $30,123          $31,375
4/30/2001            $31,214          $33,813
5/31/2001            $31,979          $34,039
6/30/2001            $30,971          $33,212
7/31/2001            $30,869          $32,887
8/31/2001            $29,434          $30,828
9/30/2001            $27,765          $28,340
10/31/2001           $27,035          $28,881
11/30/2001           $28,538          $31,097
12/31/2001           $28,469          $31,367
1/31/2002            $27,669          $30,916
2/28/2002            $27,304          $30,300
3/31/2002            $28,369          $31,449
4/30/2002            $27,373          $29,552
5/31/2002            $27,401          $29,322
6/30/2002            $25,551          $27,219
7/31/2002            $23,098          $25,107
8/31/2002            $23,221          $24,949
9/30/2002            $20,227          $22,252
10/31/2002           $22,157          $24,219
11/30/2002           $23,668          $25,646
12/31/2002           $22,376          $24,140

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The S&P 500 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. Total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002


SHARES                                                                  VALUE
------                                                               -----------
         COMMON STOCK -- 99.3%
         AEROSPACE/DEFENSE -- 2.8%
30,000   Boeing Co. ...............................................  $   989,700
                                                                     -----------

         BANKING -- 7.6%
55,000   FleetBoston Financial Corp. ..............................    1,336,500
30,000   Wells Fargo & Co. ........................................    1,406,100
                                                                     -----------
                                                                       2,742,600
                                                                     -----------

         COMPUTERS -- 1.5%
20,000   Dell Computer Corp.* .....................................      534,800
                                                                     -----------
         COMPUTER SOFTWARE -- 2.2%
15,000   Microsoft Corp.* .........................................      775,500
                                                                     -----------

         CONSUMER PRODUCTS -- 7.7%
15,000   Eastman Kodak Co. ........................................      525,600
35,000   Gillette Co. .............................................    1,062,600
40,000   Mattel, Inc. .............................................      766,000
 5,000   Procter & Gamble Co. .....................................      429,700
                                                                     -----------
                                                                       2,783,900
                                                                     -----------

         DIVERSIFIED MANUFACTURING -- 3.4%
 8,000   3M Co. ...................................................      986,400
10,000   Honeywell International, Inc. ............................      240,000
                                                                     -----------
                                                                       1,226,400
                                                                     -----------

         DRUGS & MEDICAL PRODUCTS -- 8.4%
40,000   Bristol-Myers Squibb Co. .................................      926,000
10,000   Merck & Co., Inc. ........................................      566,100
25,000   Pfizer Inc. ..............................................      764,250
20,000   Wyeth ....................................................      748,000
                                                                     -----------
                                                                       3,004,350
                                                                     -----------
         ENERGY -- 3.7%
25,000   Exelon Corp. .............................................    1,319,250
                                                                     -----------

         FINANCIAL SERVICES -- 17.4%
25,000   Citigroup, Inc. ..........................................      879,750
20,000   Countrywide Financial Corp. ..............................    1,033,000
40,000   Freddie Mac ..............................................    2,362,000
45,000   John Hancock Financial Services, Inc. ....................    1,255,500
30,000   J.P. Morgan Chase & Co. ..................................      720,000
                                                                     -----------
                                                                       6,250,250
                                                                     -----------

SHARES                                                                 VALUE
------                                                               -----------

         FOOD SERVICES -- 3.4%
75,000   McDonald's Corp. .........................................  $ 1,206,000
                                                                     -----------

         HEALTHCARE -- 1.1%
25,000   IMS Health, Inc. .........................................      400,000
                                                                     -----------

         INSURANCE -- 7.7%
25,000   AFLAC, Inc. ..............................................      753,000
11,000   American International Group, Inc. .......................      636,350
35,000   UnumProvident Corp. ......................................      613,900
10,000   XL Capital Ltd. ..........................................      772,500
                                                                     -----------
                                                                       2,775,750
                                                                     -----------

         LEISURE -- 1.0%
15,000   Carnival Corp. ...........................................      374,250
                                                                     -----------

         METALS & MINING -- 1.3%
20,000   Alcoa, Inc. ..............................................      455,600
                                                                     -----------

         MULTIMEDIA -- 4.2%
45,000   AOL Time Warner Inc.* ....................................      589,500
25,000   Clear Channel Communications, Inc.* ......................      932,250
                                                                     -----------
                                                                       1,521,750
                                                                     -----------

         NETWORKING -- 3.7%
30,000   Cisco Systems, Inc.* .....................................      393,000
75,000   EMC Corp.* ...............................................      460,500
150,000  Sun Microsystems, Inc.* ..................................      466,500
                                                                     -----------
                                                                       1,320,000
                                                                     -----------

         OIL & GAS -- 3.7%
20,000   ChevronTexaco Corp. ......................................    1,329,600
                                                                     -----------

         RETAIL -- 7.5%
45,000   CVS Corp. ................................................    1,123,650
35,000   Dollar General Corp. .....................................      418,250
75,000   Kroger Co.* ..............................................    1,158,750
                                                                     -----------
                                                                       2,700,650
                                                                     -----------

         TELECOMMUNICATIONS -- 7.1%
45,000   SBC Communications, Inc. .................................    1,219,950
25,000   Sprint Corp. (FON Group) .................................      362,000
25,000   Verizon Communications, Inc. .............................      968,750
                                                                     -----------
                                                                       2,550,700
                                                                     -----------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)


SHARES                                                                 VALUE
------                                                               -----------
         COMMON STOCK (CONCLUDED)
         TRANSPORTATION -- 1.7%
10,000   Union Pacific Corp. ......................................  $   598,700
                                                                     -----------

         WASTE DISPOSAL -- 2.2%
35,000   Waste Management, Inc. ...................................      802,200
                                                                     -----------
           Total Common Stock
             (cost-$40,691,288)....................................   35,661,950
                                                                     -----------

PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              -----------
           SHORT-TERM INVESTMENT -- 1.8%
           U.S. GOVERNMENT AGENCY
             DISCOUNT NOTE -- 1.8%
   $658    Student Loan Marketing Association,
             0.75%, 1/2/03
             (cost-$657,986) ........................................  $   657,986
                                                                       -----------

                    Total Investments
                      (cost-$41,349,274)..................  101.1%    36,319,936
                    Liabilities in excess of other
                      assets .............................   (1.1)      (405,018)
                                                            -----    -----------
                    Net Assets ...........................  100.0%   $35,914,918
                                                            =====    ===========

--------------------------

*    Non-income producing security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
Investments, at value (cost-$41,349,274)..........  $36,319,936
Cash..............................................        2,225
Dividends and interest receivable.................       40,920
Receivable for shares of beneficial interest
  sold............................................        8,914
Prepaid expenses..................................        2,800
                                                    -----------
  Total Assets....................................   36,374,795
                                                    -----------

LIABILITIES:
Payable for shares of beneficial interest
  redeemed........................................      380,068
Investment advisory fee payable...................       25,287
Accrued expenses..................................       54,522
                                                    -----------
  Total Liabilities...............................      459,877
                                                    -----------
    Net Assets....................................  $35,914,918
                                                    ===========

COMPOSTION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $    14,014
Paid-in-capital in excess of par..................   46,556,108
Undistributed net investment income...............      481,802
Accumulated net realized loss on investments......   (6,107,668)
Net unrealized depreciation of investments........   (5,029,338)
                                                    -----------
    Net Assets....................................  $35,914,918
                                                    ===========
Shares outstanding................................    1,401,414
                                                    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................       $25.63
                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $412).........................................     $1,007,671
  Interest........................................         30,570
                                                    -------------
    Total investment income.......................      1,038,241
                                                    -------------
EXPENSES:
Investment advisory fees..........................        448,552
Custodian fees....................................         22,150
Trustees' fees and expenses.......................         20,124
Reports to shareholders...........................         17,829
Audit and tax service fees........................         13,151
Transfer agent fees...............................          8,485
Insurance expense.................................          3,642
Legal fees........................................            752
Miscellaneous.....................................          2,786
                                                    -------------
    Total expenses................................        537,471
    Less: expense offset..........................           (435)
                                                    -------------
    Net expenses..................................        537,036
                                                    -------------
      Net investment income.......................        501,205
                                                    -------------
REALIZED AND UNREALIZED LOSS:
  Net realized loss on investments................     (5,793,226)
  Net change in unrealized
    appreciation/depreciation of investments......     (8,673,016)
                                                    -------------
    Net realized and unrealized loss on
      investments.................................    (14,466,242)
                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $ (13,965,037)
                                                    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                           YEAR ENDED DECEMBER 31,
                                          --------------------------
                                              2002          2001
                                          ------------  ------------
INVESTMENT OPERATIONS:
Net investment income...................  $    501,205  $    587,445
Net realized gain (loss) on
  investments...........................    (5,793,226)      313,723
Net change in unrealized
  appreciation/depreciation of
  investments...........................    (8,673,016)   (7,080,831)
                                          ------------  ------------
  Net decrease in net assets resulting
    from investment operations..........   (13,965,037)   (6,179,663)
                                          ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................      (593,718)     (594,370)
Net realized gains......................      (529,905)     (568,099)
                                          ------------  ------------
  Total dividends and distributions to
    shareholders........................    (1,123,623)   (1,162,469)
                                          ------------  ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares....    15,859,056    37,134,297
Reinvestment of dividends and
  distributions.........................     1,123,623     1,162,469
Cost of shares redeemed.................   (44,759,804)  (40,787,329)
                                          ------------  ------------
  Net decrease in net assets from share
    transactions........................   (27,777,125)   (2,490,563)
                                          ------------  ------------
    Total decrease in net assets........   (42,865,785)   (9,832,695)

NET ASSETS:
Beginning of year.......................    78,780,703    88,613,398
                                          ------------  ------------
End of year (including undistributed net
  investment income
  of $481,802 and $577,436,
  respectively).........................   $35,914,918   $78,780,703
                                          ============  ============
SHARES ISSUED AND REDEEMED:
Issued..................................       538,158     1,056,081
Issued in reinvestment of dividends and
  distributions.........................        36,768        33,194
Redeemed................................    (1,552,415)   (1,165,482)
                                          ------------  ------------
  Net decrease..........................      (977,489)      (76,207)
                                          ============  ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                           YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------
                             2002        2001        2000        1999        1998
                           --------    --------    --------    --------    --------
Net asset value,
  beginning of year......   $33.12      $36.09      $37.56      $38.70      $36.52
                           -------     -------     -------     -------     -------
INVESTMENT OPERATIONS:
Net investment income....     0.36        0.24        0.25        0.25        0.39
Net realized and
  unrealized gain (loss)
  on investments.........    (7.38)      (2.75)       2.39        0.62        3.84
                           -------     -------     -------     -------     -------
  Total income (loss)
    from investment
    operations...........    (7.02)      (2.51)       2.64        0.87        4.23
                           -------     -------     -------     -------     -------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....    (0.25)      (0.24)      (0.30)      (0.36)      (0.39)
Net realized gains.......    (0.22)      (0.22)      (3.81)      (1.65)      (1.66)
                           -------     -------     -------     -------     -------
  Total dividends and
    distributions to
    shareholders.........    (0.47)      (0.46)      (4.11)      (2.01)      (2.05)
                           -------     -------     -------     -------     -------
Net asset value, end of
  year...................   $25.63      $33.12      $36.09      $37.56      $38.70
                           =======     =======     =======     =======     =======

TOTAL RETURN (1).........    (21.4)%      (7.0)%       9.9%        2.5%       11.9%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $35,915     $78,781     $88,613     $70,512     $48,711
Ratio of expenses to
  average net assets
  (2)....................     0.96%       0.93%       0.95%       0.91%       0.94%
Ratio of net investment
  income to average net
  assets.................     0.89%       0.68%       0.78%       0.86%       1.36%
Portfolio Turnover.......       21%         22%         58%         84%         29%

------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank (See
     (1)(G) in Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio, and the PIMCO Renaissance Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) INCOME TAXES

For federal income tax purposes the cost of securities owned at December 31, 2002 was $41,494,619. Accordingly, net unrealized depreciation of investments of $5,174,683 was composed of gross appreciation of $2,799,462 for those investments having an excess of value over cost and gross depreciation of $7,974,145 for those investments having an excess of cost over value.

The tax character of dividends and distributions paid during the years ended December 31:

                                            2002      2001
                                          --------  --------
Ordinary income.........................  $593,733  $594,370
Long-term capital gain..................  $529,890  $568,099

At December 31, 2002, tax basis distributable earnings of $505,356 was composed entirely of ordinary income.

At December 31, 2002, the Portfolio had a capital loss carryforward of $4,571,674 (all of which expires in 2010) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2002 of $1,390,649. Such losses are treated for tax purposes as arising on January 1, 2003.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, capital losses realized subsequent to October 31, 2002 on the sale of securities and Trustees' retirement plan expenses.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2002, the Portfolio's payable in connection with the Plan was $23,556, of which $8,150 was accrued during the year ended December 31, 2002.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $11,428,579 and $36,194,808, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $0.22396 per share during the fiscal year ended December 31, 2002, all of which is taxable as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, TRUSTEE CHAIRMAN OF THE BOARD, AND PRESIDENT*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 55
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 55 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director, Allianz Dresdner Asset Management of America L.P., Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Trustee, Chairman, PIMCO Funds: Multi-Manager Series; Chairman, Fixed Income SHares; Chairman, Chairman of the Board and Trustee, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II; Chairman, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund; Formerly, Executive Vice President, Smith Barney Inc.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 65
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, each of which is an open-end investment company. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 69
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; formerly:
Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, each of which is an open-end investment company; President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 73
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 67
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc., since 2000. Director of Navy League of the New York Council, 2002; former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve units, Captain, USNR (Ret.).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcom Bishopp                                      Executive Vice President
Brian S. Shlissel                                   Executive Vice President, Treasurer & Secretary
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
Matthew Greenwald                                   Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
John Schneider                                      Vice President and Portfolio Manager
Lawrence G. Altadonna                               Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                            GLOBAL EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                                 GLOBAL EQUITY
                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2002 ANNUAL REPORT

Economic concerns, as well as corporate governance issues originating in the United States, took their toll on global stock markets for most of 2002. However, in the fourth quarter, many markets changed direction and rallied strongly.

The Global Equity Portfolio (the "Portfolio") outperformed its benchmark in this difficult environment, returning (17.4)% for the year versus (19.9)% for the Morgan Stanley Capital International World Index (the "World Index") in U.S. dollars. The Portfolio returned (11.1)% during the second half of 2002 compared with (12.1)% for the World Index.

The Portfolio invests in companies that are priced below the portfolio managers' estimate of their intrinsic value. Our disciplined value approach, which is aimed at controlling risk and capturing the best opportunities worldwide, has outperformed the World Index over longer periods. For the three years ended December 31, 2002, the Portfolio's average annual total return of (9.3)% compares to (16.7)% for the World Index. For the five years ended December 31, 2002, the Portfolio has provided an average annual total return of 1.3% versus (2.1)% for the World Index. From its inception on March 1, 1995 through
December 31, 2002, the Portfolio has delivered an average annual return of 6.7%, exceeding the 4.6% average annual return of the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The Portfolio's performance during the second half of 2002 was driven by the favorable relative performance of the financial and utility stocks held which partially offset the underperformance of the industrial investments. Vodafone, the British telecommunications services company, was the Portfolio's top contributor to performance during the six months ended December 31, 2002, bouncing back from its third quarter lows. The Portfolio's materials stocks, such as Inco (nickel) in Canada and Rio Tinto (diversified mining company) in the U.K also performed well. Other top performers included Exelon (utility) in the U.S., Kingfisher (do-it-yourself home products retailer) in the U.K., Nokia (telecommunications equipment) in Finland and Tokyo Gas (utility) in Japan.

U.S.-based fast food company McDonald's was the largest detractor from performance during the six months ended December 31, 2002, declining on poor operating results. Nearly the entire position has been sold. Other detractors from performance included Boeing (aircraft and aerospace) in the U.S., Credit Suisse (banking) in Switzerland and Alcan (aluminum) in Canada. The Portfolio reduced its investment in Boeing and sold out of Credit Suisse entirely. Alcan, which bounced back strongly in the fourth quarter on the prospect of improved aluminum demand as economic conditions improve, continues to be held.

During the second half of the year, several new investments were added in Europe, the United States and Japan. Anadarko Petroleum, a leading U.S.-based producer of natural gas, was the largest new position. The Portfolio purchased this stock during the third quarter and added to the investment in the fourth quarter. Natural gas supplies in the U.S. remain tight and, despite significant drilling in the past two years, natural gas has proven harder to find than expected.

In Belgium, Agfa-Gevaert (film and imaging solutions) was purchased. This company is making a successful transition to digital imaging products in the medical and graphics markets. Management is emphasizing cost reductions and improved investment returns. In Sweden, the Portfolio purchased Svenska Cellulosa, a pulp and paper company. We believe the stock is under-priced because investors do not yet appreciate the company's changing product mix. Over the past few years, the company has experienced profitable growth through selective acquisitions in hygiene and packaging products. We expect the company to gradually improve its market shares in European corrugated packaging and in tissues. Larger market shares will lead to improved scale of operations and allow for better pricing.

Other new positions included: Tenet Healthcare (hospitals and other healthcare facilities), Bank of New York (financial services) and Carnival (cruise line) in the U.S.; Electrolux (household appliances) in Sweden; and Nintendo (home entertainment systems) and Honda Motor (vehicles) in Japan.

HongKong Electric, an electric utility, was sold when it reached our price target. In addition, National Australia Bank was sold to raise funds for better opportunities. Other sales included Eli Lilly (pharmaceuticals) in the U.S. and Yamato Transport (package delivery) in Japan.

At December 31, 2002, investments were allocated 53.5% in non-U.S. stocks and 46.5% in U.S. stocks. Among non-U.S. investments, the largest positions were in the U.K., representing 11.2% of the Portfolio's net assets; Japan, 7.2% of net assets; France, 7.1% of net assets; Canada, 6.3% of net assets; and Switzerland, 3.8% of net assets.

The Portfolio's five largest non-U.S. equity holdings at December 31, 2002 were:
Alcan, a Canadian aluminum producer, representing 3.2% of the Portfolio's net assets; Pernod Ricard, a French spirits and wine company, 2.3% of net assets; SKF, a Swedish producer of roller bearings and seals, 2.3% of net assets; Vodafone Group, a U.K.-based telecommunications services provider, 2.1% of net assets; and Agfa-Gevaert, a global supplier of film and imaging solutions, based in Belgium, 1.8% of net assets.

The Portfolio's five largest U.S. equity holdings at the end of 2002 were:
Freddie Mac, which originates and securitizes home mortgages, representing 5.8% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 4.3% of net assets; M&T Bank, a bank holding company with operations in New York, Pennsylvania, Maryland and West Virginia, 3.0% of net assets; ConocoPhillips, an integrated oil and gas company, 2.7% of net assets; and General Motors Corp. Class H, a satellite TV company, 2.7% of net assets.

Major industry positions at December 31, 2002 included: financial services, representing 17.9% of the Portfolio's net assets; banking, 10.2% of net assets; telecommunications, 9.1% of net assets; oil and gas, 8.8% of net assets; and food and beverage, 7.4% of net assets.

In light of economic uncertainty and tensions in the Middle East and Korea, investors appear to be somewhat cautious and risk-averse at this time. Nonetheless, there are reasons to be optimistic about the prospects for many global markets in 2003, including low inflation, low interest rates and continued dramatic corporate productivity improvements. Valuations in many markets have retreated to historic norms, providing room for price appreciation as economies strengthen.

                OCC ACCUMULATION TRUST--GLOBAL EQUITY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
    THE PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX+
                         PERIOD ENDED DECEMBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       -17.4%
5 Year                         1.3%
Since March 1, 1995*           6.7%

            GLOBAL EQUITY    MORGAN STANLEY CAPITAL
                Portfolio  International World Index +
3/1/95*           $10,000                      $10,000
3/1/95            $10,000                      $10,480
4/1/95            $10,230                      $10,843
5/1/95            $10,620                      $10,933
6/1/95            $10,940                      $10,911
7/1/95            $11,529                      $11,439
8/1/95            $11,488                      $11,167
9/1/95            $11,798                      $11,537
10/1/95           $11,608                      $11,353
11/1/95           $11,758                      $11,744
12/1/95           $11,873                      $12,085
1/31/96           $12,046                      $12,301
2/29/96           $12,164                      $12,374
3/31/96           $12,338                      $12,577
4/30/96           $12,634                      $12,870
5/31/96           $12,757                      $12,879
6/30/96           $12,788                      $12,942
7/31/96           $12,327                      $12,483
8/31/96           $12,716                      $12,622
9/30/96           $12,951                      $13,115
10/31/96          $12,982                      $13,204
11/30/96          $13,525                      $13,941
12/31/96          $13,654                      $13,715
1/31/97           $13,933                      $13,878
2/28/97           $14,014                      $14,035
3/31/97           $13,900                      $13,754
4/30/97           $14,117                      $14,201
5/31/97           $14,850                      $15,074
6/30/97           $15,573                      $15,824
7/31/97           $16,440                      $16,550
8/31/97           $15,572                      $15,439
9/30/97           $16,337                      $16,276
10/31/97          $15,665                      $15,417
11/30/97          $15,654                      $15,687
12/31/97          $15,568                      $15,875
1/31/98           $15,808                      $16,315
2/28/98           $17,005                      $17,416
3/31/98           $17,722                      $18,149
4/30/98           $18,309                      $18,323
5/31/98           $18,212                      $18,091
6/30/98           $18,070                      $18,518
7/31/98           $17,710                      $18,484
8/31/98           $15,068                      $16,017
9/30/98           $15,351                      $16,297
10/31/98          $16,341                      $17,767
11/1/98           $17,276                      $18,820
12/1/98           $17,637                      $19,737
1/1/99            $17,523                      $20,167
2/1/99            $17,488                      $19,629
3/1/99            $18,404                      $20,443
4/1/99            $19,676                      $21,247
5/1/99            $18,942                      $20,467
6/1/99            $19,997                      $21,419
7/1/99            $20,055                      $21,352
8/1/99            $20,169                      $21,312
9/1/99            $19,895                      $21,103
10/1/99           $20,995                      $22,196
11/1/99           $21,373                      $22,817
12/31/99          $22,315                      $24,661
1/31/2000         $21,655                      $23,246
2/29/2000         $20,343                      $23,306
3/31/2000         $21,836                      $24,914
4/30/2000         $21,639                      $23,858
5/31/2000         $22,104                      $23,252
6/30/2000         $22,204                      $24,031
7/31/2000         $21,851                      $23,351
8/31/2000         $22,288                      $24,107
9/30/2000         $21,795                      $22,822
10/31/2000        $22,203                      $22,437
11/30/2000        $22,161                      $21,072
12/31/2000        $23,364                      $21,410
1/31/2001         $22,969                      $21,831
2/28/2001         $22,289                      $19,984
3/31/2001         $21,090                      $18,657
4/30/2001         $22,168                      $20,027
5/31/2001         $22,245                      $19,747
6/30/2001         $21,476                      $19,127
7/31/2001         $21,521                      $18,880
8/31/2001         $20,968                      $17,987
9/30/2001         $19,290                      $16,400
10/31/2001        $19,306                      $16,714
11/30/2001        $19,937                      $17,700
12/31/2001        $20,136                      $17,809
1/31/2002         $19,629                      $17,268
2/28/2002         $19,458                      $17,116
3/31/2002         $20,293                      $17,869
4/30/2002         $19,737                      $17,262
5/31/2002         $19,628                      $17,291
6/30/2002         $18,716                      $16,240
7/31/2002         $17,140                      $14,869
8/31/2002         $17,263                      $14,894
9/30/2002         $15,718                      $13,254
10/31/2002        $16,614                      $14,231
11/30/2002        $17,063                      $14,997
12/31/2002        $16,629                      $14,268

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Morgan Stanley Capital International World Index is an unmanaged index that is not available for direct investment.
 It includes reinvested dividends.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

SHARES                                                VALUE
------                                             -----------
         COMMON STOCK--102.8%
         AUSTRALIA--1.4%
         FOOD & BEVERAGE--1.4%
 45,000  Coca-Cola Amatil Ltd. ..................  $   133,456
175,200  Goodman Fielder Ltd. ...................      175,497
                                                   -----------
          Total Austrailia ......................      308,953
                                                   -----------

         BELGIUM--1.8%
         PHOTOGRAPY--1.8%
 17,800  Agfa Gevaert NV* .......................      396,671
                                                   -----------

         CANADA--6.3%
         BANKING--1.1%
 12,300  National Bank of Canada ................      251,497
                                                   -----------
         MINING--4.2%
 24,100  Alcan, Inc. ............................      711,432
 10,100  Inco Ltd.* .............................      213,419
                                                   -----------
                                                       924,851
                                                   -----------
         TRANSPORTATION--1.0%
  5,300  Canadian National Railway Co. ..........      218,985
                                                   -----------
          Total Canada ..........................    1,395,333
                                                   -----------

         DENMARK--1.4%
         FINANCIAL SERVICES--1.4%
 19,200  Danske Bank A/S* .......................      317,102
                                                   -----------

         FINLAND--1.6%
         TELECOMMUNICATIONS--1.6%
 22,400  Nokia Oyj ..............................      347,200
                                                   -----------

         FRANCE--7.1%
         AUTOMOTIVE--1.2%
  7,000  PSA Peugeot Citroen* ...................      285,267
                                                   -----------

         BANKING--1.4%
  7,800  BNP Paribus SA .........................      317,624
                                                   -----------

         CONGLOMERATES--0.9%
  4,900  LVMH Moet Hennessy Louis Vuitton SA* ...      201,177
                                                   -----------
         FOOD & BEVERAGE--2.3%
  5,300  Pernod-Ricard SA .......................      513,014
                                                   -----------
         OIL & GAS--0.6%
    900  TotalFinaElf SA ........................      128,455
                                                   -----------
SHARES                                                VALUE
------                                             -----------
         FRANCE (CONTINUED)
         FRANCE (CONCLUDED)
         RETAIL--0.7%
  4,500  Christian Dior SA ......................  $   151,343
                                                   -----------
          Total France ..........................    1,596,880
                                                   -----------

         GERMANY--3.4%
         AIRLINES--0.7%
 16,400  Deutsche Lufthansa AG* .................      151,004
                                                   -----------

         AUTOMOTIVE--1.0%
  7,500  Bayerische Motoren Werke AG* ...........      227,463
                                                   -----------

         FINANCIAL SERVICES--1.7%
  9,292  Deutsche Boerse AG .....................      371,851
                                                   -----------
          Total Germany .........................      750,318
                                                   -----------

         GREECE--1.4%
         TELECOMMUNICATIONS--1.4%
 53,900  Vodafone Panafon SA ....................      307,495
                                                   -----------

         ISRAEL--1.1%
         DRUGS & MEDICAL PRODUCTS--1.1%
  6,400  Teva Pharmaceutical Industries Ltd.
           ADR ..................................      247,104
                                                   -----------

         JAPAN--7.2%
         AUTOMOTIVE--1.3%
  4,500  Honda Motor Co., Ltd. ..................      166,344
 16,200  Nissan Motor Co., Ltd. .................      126,315
                                                   -----------
                                                       292,659
                                                   -----------

         CONSUMER PRODUCTS--1.5%
 15,100  Kao Corp. ..............................      331,218
                                                   -----------

         DRUGS & MEDICAL PRODUCTS--0.8%
 13,800  TERUMO Corp. ...........................      190,802
                                                   -----------

         ENTERTAINMENT--1.1%
  2,600  Nintendo Co., Ltd. .....................      242,792
                                                   -----------

         FOOD & BEVERAGE--0.6%
  5,800  Nissin Food Products Co., Ltd. .........      129,421
                                                   -----------

         OIL & GAS--1.1%
 82,800  Tokyo Gas Co., Ltd. ....................      259,360
                                                   -----------

         TELECOMMUNICATIONS--0.8%
     47  Nippon Telegraph & Telephone Corp. .....      170,571
                                                   -----------
          Total Japan ...........................    1,616,823
                                                   -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

SHARES                                                VALUE
------                                             -----------
         COMMON STOCK (CONTINUED)
         NETHERLANDS--1.4%
         FOOD & BEVERAGE--1.4%
 14,900  CSM NV* ................................  $   312,200
                                                   -----------
         SINGAPORE--1.7%
         FINANCIAL SERVICES--1.1%
 40,300  DBS Group Holdings Ltd. ................      255,556
                                                   -----------
         PRINTING/PUBLISHING--0.6%
 12,700  Singapore Press Holdings Ltd. ..........      133,249
                                                   -----------
          Total Singapore .......................      388,805
                                                   -----------
         SPAIN--0.5%
         LEISURE--0.5%
 29,200  Amadeus Global Travel Distribution
           SA ...................................      120,345
                                                   -----------
         SWEDEN--3.7%
         CONSUMER DURABLES--0.5%
  7,300  Electrolux AB* .........................      115,453
                                                   -----------
         MANUFACTURING--2.3%
 19,600  SKF AB .................................      509,501
                                                   -----------

         PAPER PRODUCTS--0.9%
  6,200  Svenska Cellulosa AB ...................      209,662
                                                   -----------
          Total Sweden ..........................      834,616
                                                   -----------

         SWITZERLAND--3.8%
         DRUGS & MEDICAL PRODUCTS--1.7%
 10,200  Novartis AG ............................      372,056
                                                   -----------

         INDUSTRIAL MANUFACTURING--1.1%
  1,260  Schindler Holding AG ...................      244,964
                                                   -----------
         INSURANCE--1.0%
  3,600  Swiss Re ...............................      236,078
                                                   -----------
          Total Switzerland .....................      853,098
                                                   -----------
         UNITED KINGDOM--11.2%
         CHEMICALS--1.4%
 21,200  BOC Group plc ..........................      302,998
                                                   -----------

         DRUGS & MEDICAL PRODUCTS--0.5%
  6,100  GlaxoSmithKline plc ....................      117,030
                                                   -----------

         FINANCIAL SERVICES--1.3%
 41,337  Lloyds TSB Group plc ...................      296,732
                                                   -----------
SHARES                                                VALUE
------                                             -----------
         UNITED KINGDOM (CONCLUDED)
         FOOD & BEVERAGE--1.7%
 47,300  Cadbury Schweppes plc* .................  $   294,620
  8,000  Diageo plc* ............................       86,913
                                                   -----------
                                                       381,533
                                                   -----------

         MINING--1.2%
 13,400  Rio Tinto plc ..........................      267,435
                                                   -----------

         RETAIL--3.0%
 38,400  Boots Co. plc ..........................      362,176
 82,044  Kingfisher plc .........................      293,811
                                                   -----------
                                                       655,987
                                                   -----------

         TELECOMMUNICATIONS--2.1%
260,200  Vodafone Group plc .....................      474,282
                                                   -----------
          Total United Kingdom ..................    2,495,997
                                                   -----------

         UNITED STATES--47.8%
         AEROSPACE/DEFENSE--1.5%
 10,300  Boeing Co. .............................      339,797
                                                   -----------

         BANKING--7.7%
  3,000  The Bank of New York Company, Inc., ....       71,880
  8,500  M&T Bank Corp. .........................      674,475
 20,700  Wells Fargo & Co. ......................      970,209
                                                   -----------
                                                     1,716,564
                                                   -----------

         COMPUTER SOFTWARE--0.3%
  1,500  Microsoft Corp.* .......................       77,550
                                                   -----------

         DRUGS & MEDICAL PRODUCTS--2.1%
  4,700  Bristol-Myers Squibb Co. ...............      108,805
  8,700  Pharmacia Corp. ........................      363,660
                                                   -----------
                                                       472,465
                                                   -----------

         ENERGY--3.2%
  8,900  Exelon Corp. ...........................      469,653
 12,800  NiSource Inc. ..........................      256,000
                                                   -----------
                                                       725,653
                                                   -----------

         FINANCIAL SERVICES--12.4%
 16,433  Citigroup Inc. .........................      578,277
  5,500  Fannie Mae .............................      353,815
 21,900  Freddie Mac ............................    1,293,195
 15,000  Household International, Inc. ..........      417,150

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

SHARES                                                VALUE
------                                             -----------
         COMMON STOCK (CONCLUDED)
         UNITED STATES (CONCLUDED)
                 FINANCIAL SERVICES (CONCLUDED)
  4,400  John Hancock Financial
           Services, Inc. .......................  $   122,760
                                                   -----------
                                                     2,765,197
                                                   -----------

         FOOD SERVICES--0.2%
  2,428  McDonald's Corp. .......................       39,042
                                                   -----------
         HEALTH & HOSPITALS--1.2%
 16,500  Tenet Healthcare Corp.* ................      270,600
                                                   -----------

         INSURANCE--2.4%
 20,406  Travelers Property Casualty Corp.* .....      298,948
 13,400  UnumProvident Corp. ....................      235,036
                                                   -----------
                                                       533,984
                                                   -----------

         LEISURE--0.8%
  7,300  Carnival Corp. .........................      182,135
                                                   -----------

         MANUFACTURING--1.6%
  5,800  ITT Industries, Inc. ...................      352,002
                                                   -----------
         MEDIA/BROADCASTING--0.7%
  3,900  Clear Channel Communications, Inc.* ....      145,431
                                                   -----------

         METALS/MINING--1.0%
 10,000  Alcoa Inc. .............................      227,800
                                                   -----------

         NETWORKING--0.3%
 11,800  EMC Corp.* .............................       72,452
                                                   -----------
SHARES                                                VALUE
------                                             -----------
         OIL & GAS--7.1%
 10,600  Anadarko Petroleum Corp. ...............  $   507,740
  7,000  ChevronTexaco Corp. ....................      465,360
 12,580  ConocoPhillips .........................      608,746
                                                   -----------
                                                     1,581,846
                                                   -----------

         RETAIL--2.1%
  7,100  CVS Corp. ..............................      177,287
 24,800  Dollar General Corp. ...................      296,360
                                                   -----------
                                                       473,647
                                                   -----------

         TELECOMMUNICATIONS--3.2%
 55,700  General Motors Corp. Class H* ..........      595,990
  8,000  Sprint Corp. (FON Group) ...............      115,840
                                                   -----------
                                                       711,830
                                                   -----------
          Total United States ...................   10,687,995
                                                   -----------
          Total Common Stocks
            (cost-$24,080,004) ..................   22,976,935
                                                   -----------

                   Total Investments
                     (cost-$24,080,004) ..................  102.8%    22,976,935
                   Liabilities in excess of other
                     assets ..............................   (2.8)      (621,642)
                                                            -----    -----------
                   Net Assets ............................  100.0%   $22,355,293
                                                            =====    ===========

------------------------------

*    Non-income producing security
ADR-American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
Investments, at value (cost-$24,080,004)..........  $22,976,935
Cash (including foreign currency of $28,742 with
  cost of $28,173)................................     564,716
Dividends and tax reclaims receivable.............      38,290
Prepaid expenses..................................       1,756
                                                    ----------
  Total Assets....................................  23,581,697
                                                    ----------

LIABILITIES:
Payable for shares of beneficial interest
  redeemed........................................   1,164,375
Investment advisory fee payable...................      16,277
Accrued expenses..................................      45,752
                                                    ----------
  Total Liabilities...............................   1,226,404
                                                    ----------
    Net Assets....................................  $22,355,293
                                                    ==========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $   20,782
Paid-in-capital in excess of par..................  29,713,899
Undistributed net investment income...............     138,071
Accumulated net realized loss on investments......  (6,416,341)
Net unrealized depreciation of investments and
  foreign currency transactions...................  (1,101,118)
                                                    ----------
    Net Assets....................................  $22,355,293
                                                    ==========
Shares outstanding................................   2,078,240
                                                    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................      $10.76
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of
  $31,980)........................................  $  495,874
Interest..........................................      11,796
                                                    ----------
    Total investment income.......................     507,670
                                                    ----------
EXPENSES:
Investment advisory fees..........................     217,271
Custodian fees....................................      55,201
Reports to shareholders...........................      11,830
Audit and tax service fees........................      10,604
Trustees' fees and expenses.......................       7,652
Transfer agent fees...............................       5,602
Insurance expense.................................       2,054
Miscellaneous.....................................       1,605
                                                    ----------
    Total expenses................................     311,819
    Less: expense offset..........................        (299)
                                                    ----------
    Net expenses..................................     311,520
                                                    ----------
      Net investment income.......................     196,150
                                                    ----------

REALIZED AND UNREALIZED LOSS:
Net realized loss on investments..................  (4,252,894)
Net realized loss on foreign currency
  transactions....................................     (32,385)
Net change in unrealized appreciation/depreciation
  of investments and other assets and liabilities
  denominated in foreign currency.................  (1,191,544)
                                                    ----------
    Net realized and unrealized loss..............  (5,476,823)
                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $(5,280,673)
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                          YEAR ENDED DECEMBER 31,
                                          ------------------------
                                             2002         2001
                                          -----------  -----------
INVESTMENT OPERATIONS:
Net investment income...................  $   196,150  $   210,874
Net realized loss on investments and
  foreign currency transactions.........   (4,285,279)  (1,861,064)
Net change in unrealized
  appreciation/depreciation of
  investments and other assets and
  liabilities denominated in foreign
  currency..............................   (1,191,544)  (3,897,115)
                                          -----------  -----------
    Net decrease in net assets resulting
      from investment operations........   (5,280,673)  (5,547,305)
                                          -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................     (140,120)     --
Net realized gains......................      --          (421,348)
                                          -----------  -----------
    Total dividends and distributions to
      shareholders......................     (140,120)    (421,348)
                                          -----------  -----------
SHARE TRANSACTIONS:
Net proceeds from the sales of shares...   23,998,069   21,632,531
Reinvestment of dividends and
  distributions.........................      140,120      421,348
Cost of shares redeemed.................  (27,650,986) (26,095,350)
                                          -----------  -----------
    Net decrease in net assets from
      share transactions................   (3,512,797)  (4,041,471)
                                          -----------  -----------
      Total decrease in net assets......   (8,933,590) (10,010,124)

NET ASSETS:
Beginning of year.......................   31,288,883   41,299,007
                                          -----------  -----------
End of year (including undistributed net
  investment income of $138,071 and
  $117,550, respectively)...............  $22,355,293  $31,288,883
                                          ===========  ===========
SHARES ISSUED AND REDEEMED:
Issued..................................    2,183,785    1,568,400
Issued in reinvestment of dividends and
  distributions.........................       11,384       29,362
Redeemed................................   (2,507,754)  (1,895,524)
                                          -----------  -----------
  Net decrease..........................     (312,585)    (297,762)
                                          ===========  ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                     YEAR ENDED DECEMBER 31,
                           -------------------------------------------
                            2002     2001     2000     1999     1998
                           -------  -------  -------  -------  -------
Net asset value,
  beginning of year......   $13.09   $15.36   $16.56   $15.43   $14.32
                           -------  -------  -------  -------  -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income....     0.13     0.08     0.18     0.31     0.12
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions...........    (2.40)   (2.19)    0.50     3.78     1.78
                           -------  -------  -------  -------  -------
      Total income (loss)
        from investment
        operations.......    (2.27)   (2.11)    0.68     4.09     1.90
                           -------  -------  -------  -------  -------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment
  income.................    (0.06)      --    (0.14))   (0.26)   (0.18)
In excess of net
  investment income......       --       --       --       --       --
From net realized
  gains..................       --    (0.16)   (1.74)   (2.70)   (0.61)
                           -------  -------  -------  -------  -------
      Total dividends and
        distributions
        to
        shareholders.....    (0.06)   (0.16)   (1.88)   (2.96)   (0.79)
                           -------  -------  -------  -------  -------
Net asset value, end of
  year...................   $10.76   $13.09   $15.36   $16.56   $15.43
                           =======  =======  =======  =======  =======

TOTAL RETURN (1).........    (17.4)%   (13.8)%     4.7%    26.5%    13.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $22,355  $31,289  $41,299  $43,412  $34,777
Ratio of expenses to
  average net assets
  (2)....................     1.15%    1.20%    1.14%    1.10%    1.13%
Ratio of net investment
  income to average net
  assets.................     0.72%    0.59%    1.07%    0.48%    0.79%
Portfolio Turnover.......       70%      77%     110%      83%      55%

------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank (See
     (1)(H) in Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio and the PIMCO Renaissance Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INCOME TAXES

For federal income tax purposes, the cost of securities owned at December 31, 2002 was $24,299,781. Accordingly, net unrealized depreciation of investments of $1,322,846 was composed of gross appreciation of $1,291,345 for those investments having an excess of value over cost and gross depreciation of $2,614,191 for those investments having an excess of cost over value.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (C) INCOME TAXES (CONCLUDED)

The tax character of dividends paid during the years ended December 31:

                                            2002      2001
                                          --------  --------
Ordinary income.........................  $140,120  $280,760
Long-term capital gain..................     --     $140,588

At December 31, 2002, tax basis distributable earnings of $157,836 was composed entirely of ordinary income.

At December 31, 2002, the Portfolio had a capital loss carryforward of $5,638,922 ($1,207,217 of which will expire in 2009 and $4,431,705 of which will expire in 2010) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future net realized capital gains, such gains will not be distributed to shareholders.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital and foreign currency losses of $557,643 and $7,444, respectively, arising after October 31, 2002. Such losses are treated as arising on January 1, 2003.

Net investment income and net realized losses differ for financial statements and tax purposes primarily due to differing treatments of wash sales, capital and foreign currency losses realized subsequent to October 31, 2002 on the sale of securities and foreign currency and Trustees' retirement plan expenses.

  (D) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (E) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (F) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

  (G) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2002, the Portfolio's payable in connection with the Plan was $12,321, of which $3,241 was accrued during the year ended December 31, 2002.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.25% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $18,547,018 and $20,834,088, respectively.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

A total of 100% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Global Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, TRUSTEE, CHAIRMAN OF THE BOARD AND PRESIDENT*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 55
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 55 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director, Allianz Dresdner Asset Management of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Trustee, Chairman, PIMCO Funds: Multi-Manager Series; Chairman, Fixed Income SHares; Chairman, Chairman of the Board and Trustee, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II; Chairman, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund; Formerly, Executive Vice President, Smith Barney Inc.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 65
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 13 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, each of which is an open-end investment company. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 69
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, each of which is an open-end investment company; formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 73
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 67
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc., since 2000. Director of Navy League of the New York Council, 2002; Former National Officer of the Naval Reserve Association and Commanding Officer of Four Naval Reserve Units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcolm Bishopp                                     Executive Vice President
Brian S. Shlissel                                   Executive Vice President, Treasurer & Secretary
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
Matthew Greenwald                                   Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
John Schneider                                      Vice President and Portfolio Manager
Lawrence G. Altadonna                               Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                                              MANAGED BY

                                                  [LOGO]

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                                   MANAGED BY
                                     [LOGO]

                               2002 ANNUAL REPORT

In a declining stock market, the Managed Portfolio (the "Portfolio") outperformed its benchmark for the twelve months ended December 31, in 2002. The Portfolio's return of (16.9)% compared with (22.1)% for the Standard & Poor's 500 Index (the "S&P 500"). The Portfolio's return of (9.7)% during the second half of the year compared with (10.3)% for the S&P 500. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

Although we are never pleased to have a down year, we believe we did well in preserving capital in a difficult market environment. The Portfolio was focused throughout the year on controlling risk by maintaining a relatively defensive investment posture. The Portfolio invests in stocks, bonds and cash equivalents, allocating assets to each segment depending on our view of the financial environment and the opportunities we identify. At December 31, 2002, investments were allocated 66.8% to equities, 25.8% to fixed income securities and 7.4% to short-term investments.

Despite recent difficult market conditions, we believe that stocks remain an attractive long-term investment. While no one can predict the future, the advantages of investing for the long-term are demonstrated by the Portfolio's investment record of matching or exceeding the S&P 500 for most time periods. For the three years ended December 31, 2002, the Portfolio provided an average annual total return of (4.6)% versus (14.5%) for the S&P 500. In the five years ended December 31, 2002, the Portfolio's average annual total return of (0.5)% compares to (0.6)% for the S&P 500. For the 10 years ended December 31, 2002, the Portfolio has provided an average annual total return of 9.2%* versus 9.3% for the S&P 500. The Portfolio's average annual total return from its inception on August 1, 1988 through December 31, 2002 was 12.7%*, surpassing the 11.1% average annual return of the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

During the second half of 2002, the Portfolio performed well relative to the S&P 500 as the Portfolio's utility and financial stocks investments performed strongly while industrial and materials investments trailed the benchmark. Among individual stocks, the top contributor to performance was Clear Channel (radio broadcasting), a position established during the third quarter of the year. This stock's share price rose on the prospect of increased radio advertising as the economy recovers. Eli Lily, a pharmaceutical company, was also a positive contributor. This stock was purchased inexpensively during the summer when the drug industry as a whole, and Eli Lily in particular, appeared to be under earnings pressure. The stock subsequently rose as the earnings outlook improved. In October, when the magnitude of near-term earnings increases became less certain, we took profits and sold the position. Other contributors to performance included: Exelon (utility), Pharmacia (pharmaceuticals) and Anadarko Petroleum. Anadarko, a leading producer of natural gas, was purchased during the third quarter of 2002. Natural gas supplies in the U.S. remain tight and, despite significant drilling in the past two years, natural gas has proven harder to find than expected.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE MANAGED PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $682,601,380 IN THE OLD TRUST AND $51,345,102 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE MANAGED PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE MANAGED PORTFOLIO OF THE OLD TRUST.

McDonald's (fast food) was the largest detractor from performance, declining due to ongoing weakness in operating results. The majority of this position has been sold. Other detractors included Boeing (aircraft and aerospace), ChevronTexaco (oil and gas) and Alcan (aluminum).

The Portfolio purchases stocks below the portfolio manager's estimate of their intrinsic value, with an emphasis on well-managed companies which earn high returns on capital and generate significant free cash flow. During the second half of the year, Bank of New York, an undervalued financial institution that is focused on high-growth, fee-based businesses including custodial, trustee, and transfer agent and registrar services for corporations and institutional investors was purchased. In addition, cruise-ship operator Carnival Corp., which has a strong competitive position in a consolidating industry, were added to the Portfolio. Tenet Healthcare (hospitals and other healthcare facilities), after the stock was beaten down on the controversy surrounding the company's pricing practices and Medicare reimbursements, was also purchased. The Portfolio's investments in Computer Associates (software) and Kerr-McGee (oil, gas and chemicals) were sold.

The Portfolio's five largest equity positions at December 31, 2002 were: Freddie Mac, which originates and securitizes home mortgages, representing 9.6% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 7.8% of net assets; M&T Bank, a bank holding company with operations in New York, Pennsylvania, Maryland and West Virginia, 4.7% of net assets; Alcan, one of the world's leading aluminum producers, 4.3% of net assets; and General Motors Corp. Class H, a satellite TV company, 3.8% of net assets.

Major industry positions in equities at December 31, 2002 included: financial services, representing 18.3% of the Portfolio's net assets; banking, 12.8% of net assets; oil and gas, 8.5% of net assets; metals and mining, 5.7% of net assets; and telecommunications, 4.6% of net assets.

Although we currently remain cautious about the economic outlook, we believe the stock market's three-year sell-off, combined with some economic improvement and increasing corporate productivity, have set the stage for a market upturn. The Portfolio will continue to be managed with the strategy of purchasing undervalued companies, with the objectives of controlling risk and generating excellent long-term performance.

                   OCC ACCUMULATION TRUST--MANAGED PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      THE PORTFOLIO AND THE S&P 500 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       (16.9)%
5 Year                        (0.5)%
10 Year*                        9.2%
Since August 1, 1988*          12.7%

            MANAGED PORTFOLIO  S&P 500 INDEX+
12/31/92              $10,000         $10,000
1/31/93               $10,080         $10,083
2/28/93               $10,040         $10,220
3/31/93               $10,351         $10,436
4/30/93               $10,216         $10,183
5/31/93               $10,451         $10,456
6/30/93               $10,660         $10,486
7/31/93               $10,639         $10,445
8/31/93               $11,054         $10,840
9/30/93               $11,032         $10,757
10/31/93              $11,032         $10,980
11/1/93               $10,866         $10,875
12/1/93               $11,040         $11,007
1/1/94                $11,449         $11,381
2/1/94                $11,300         $11,073
3/1/94                $10,938         $10,590
4/1/94                $11,332         $10,725
5/1/94                $11,502         $10,901
6/1/94                $11,238         $10,634
7/1/94                $11,406         $10,983
8/1/94                $11,942         $11,433
9/1/94                $11,536         $11,153
10/1/94               $11,755         $11,404
11/1/94               $11,297         $10,989
12/31/94              $11,331         $11,152
1/1/95                $11,727         $11,441
2/1/95                $12,443         $11,887
3/1/95                $12,804         $12,237
4/1/95                $13,316         $12,597
5/1/95                $14,221         $13,101
6/1/95                $14,690         $13,405
7/1/95                $15,307         $13,850
8/1/95                $15,399         $13,885
9/1/95                $15,769         $14,471
10/1/95               $15,658         $14,419
11/1/95               $16,207         $15,051
12/1/95               $16,482         $15,342
1/31/96               $17,125         $15,864
2/29/96               $17,279         $16,011
3/31/96               $17,659         $16,165
4/30/96               $17,800         $16,402
5/31/96               $18,032         $16,826
6/30/96               $17,960         $16,890
7/31/96               $17,367         $16,143
8/31/96               $17,992         $16,484
9/30/96               $18,856         $17,412
10/31/96              $19,421         $17,892
11/30/96              $20,315         $19,245
12/31/96              $20,274         $18,864
1/31/97               $21,308         $20,043
2/28/97               $21,095         $20,199
3/31/97               $20,504         $19,369
4/30/97               $21,284         $20,525
5/31/97               $22,178         $21,775
6/30/97               $23,109         $22,751
7/31/97               $24,634         $24,562
8/31/97               $23,944         $23,186
9/30/97               $24,687         $24,457
10/31/97              $24,218         $23,640
11/30/97              $24,750         $24,735
12/31/97              $24,775         $25,160
1/31/98               $25,045         $25,439
2/28/98               $26,265         $27,274
3/31/98               $27,108         $28,670
4/30/98               $27,501         $28,960
5/31/98               $27,168         $28,461
6/30/98               $27,513         $29,617
7/31/98               $26,531         $29,303
8/31/98               $22,753         $25,066
9/30/98               $23,834         $26,673
10/31/98              $25,550         $28,841
11/1/98               $26,592         $30,589
12/1/98               $26,537         $32,351
1/1/99                $26,051         $33,703
2/1/99                $25,908         $32,655
3/1/99                $26,462         $33,961
4/1/99                $28,690         $35,275
5/1/99                $27,680         $34,443
6/1/99                $28,447         $36,354
7/1/99                $27,554         $35,220
8/1/99                $26,755         $35,044
9/1/99                $26,773         $34,084
10/1/99               $28,318         $36,241
11/1/99               $28,069         $36,977
12/31/99              $27,859         $39,155
1/31/2000             $27,315         $37,189
2/28/2000             $25,264         $36,486
3/31/2000             $27,351         $40,055
4/28/2000             $27,529         $38,849
5/31/2000             $28,010         $38,053
6/30/2000             $27,027         $38,993
7/31/2000             $26,730         $38,384
8/31/2000             $27,812         $40,768
9/30/2000             $28,202         $38,616
10/31/2000            $29,220         $38,453
11/30/2000            $29,150         $35,423
12/31/2000            $30,572         $35,597
1/31/2001             $30,594         $36,860
2/28/2001             $30,376         $33,499
3/31/2001             $29,985         $31,375
4/30/2001             $30,890         $33,813
5/31/2001             $31,585         $34,039
6/30/2001             $30,660         $33,212
7/31/2001             $30,899         $32,887
8/31/2001             $29,820         $30,828
9/30/2001             $28,598         $28,340
10/31/2001            $28,300         $28,881
11/30/2001            $29,090         $31,097
12/31/2001            $29,075         $31,367
1/31/2002             $28,793         $30,916
2/28/2002             $28,534         $30,300
3/31/2002             $29,353         $31,449
4/30/2002             $28,379         $29,552
5/31/2002             $28,061         $29,322
6/30/2002             $26,778         $27,219
7/31/2002             $25,177         $25,107
8/31/2002             $25,391         $24,949
9/30/2002             $23,215         $22,252
10/31/2002            $24,151         $24,219
11/30/2002            $24,622         $25,646
12/31/2002            $24,164         $24,140

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The S&P 500 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. Total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002


 SHARES                                                                   VALUE
 ------                                                                ------------
           LONG-TERM INVESTMENTS--98.0%
           COMMON STOCK--70.7%
           AEROSPACE/DEFENSE -- 2.3%
  278,700  Boeing Co. ...............................................  $  9,194,313
                                                                       ------------
           BANKING--12.8%
   57,000  Bank of New York Co., Inc. ...............................     1,365,720
  230,200  M&T Bank Corp. ...........................................    18,266,370
  650,000  Wells Fargo & Co. ........................................    30,465,500
                                                                       ------------
                                                                         50,097,590
                                                                       ------------
           COMPUTER SOFTWARE--0.6%
   45,000  Microsoft Corp. (a) ......................................     2,326,500
                                                                       ------------
           DRUGS & MEDICAL PRODUCTS--2.6%
  109,600  Bristol-Myers Squibb Co. .................................     2,537,240
  183,700  Pharmacia Corp. ..........................................     7,678,660
                                                                       ------------
                                                                         10,215,900
                                                                       ------------
           ELECTRONICS--0.1%
  336,243  Agere Systems, Inc. (a)  .................................       484,190
                                                                       ------------
           ENERGY--3.6%
  176,900  Exelon Corp. .............................................     9,335,013
  248,800  NiSource, Inc. ...........................................     4,976,000
                                                                       ------------
                                                                         14,311,013
                                                                       ------------
           FINANCIAL SERVICES--18.3%
  410,566  Citigroup, Inc. ..........................................    14,447,817
  112,000  Fannie Mae ...............................................     7,204,960
  640,000  Freddie Mac ..............................................    37,792,000
  337,900  Household International, Inc. ............................     9,396,999
  111,500  John Hancock Financial Services, Inc. ....................     3,110,850
                                                                       ------------
                                                                         71,952,626
                                                                       ------------
           FOOD SERVICES--0.3%
   70,245  McDonald's Corp. .........................................     1,129,540
                                                                       ------------
           HEALTHCARE--1.3%
  304,000  Tenet Healthcare Corp. ...................................     4,985,600
                                                                       ------------
           INSURANCE--3.0%
  470,270  Travelers Property Casaulty Corp. (a)  ...................     6,889,456
  282,800  UnumProvident Corp. ......................................     4,960,312
                                                                       ------------
                                                                         11,849,768
                                                                       ------------
           LEISURE--0.9%
  148,200  Carnival Corp. ...........................................     3,697,590
                                                                       ------------

 SHARES                                                                   VALUE
 ------                                                                ------------

           MANUFACTURING--2.0%
  131,700  ITT Industries, Inc. .....................................  $  7,992,873
                                                                       ------------
           METALS & MINING--5.7%
  566,600  Alcan, Inc. ..............................................    16,726,032
  242,000  Alcoa, Inc. ..............................................     5,512,760
                                                                       ------------
                                                                         22,238,792
                                                                       ------------
           MULTIMEDIA--1.0%
  103,800  Clear Channel Communications, Inc. (a)  ..................     3,870,702
                                                                       ------------
           NETWORKING--0.4%
  279,529  EMC Corp. (a) ............................................     1,716,308
                                                                       ------------
           OIL & GAS--8.5%
  188,000  Anadarko Petroleum Corp. .................................     9,005,200
  160,000  ChevronTexaco Corp. ......................................    10,636,800
  283,980  ConocoPhillips Co. .......................................    13,741,792
                                                                       ------------
                                                                         33,383,792
                                                                       ------------
           REAL ESTATE--0.0%
        1  Security Capital Group Inc., (Class A) (a)  ..............           759
                                                                       ------------
           RETAIL--2.7%
  188,000  CVS Corp. ................................................     4,694,360
  480,500  Dollar General Corp. .....................................     5,741,975
                                                                       ------------
                                                                         10,436,335
                                                                       ------------
           TELECOMMUNICATIONS--4.6%
1,379,300  General Motors Corp.
             Class H (a)  ...........................................    14,758,510
  216,500  Sprint Corp. (FON Group) .................................     3,134,920
                                                                       ------------
                                                                         17,893,430
                                                                       ------------
             Total Common Stock
               (cost-$269,561,279) ..................................   277,777,621
                                                                       ------------

PRINCIPAL
 AMOUNT
  (000)
---------
           CORPORATE BONDS & NOTES (b)--3.1%
           AIRLINES--0.2%
$   1,861  United Airlines, Inc.,
             8.03%, 7/1/11 (c) ......................................       664,532
      346  United Airlines, Inc.,
             11.56%, 3/26/10 ........................................        76,156
                                                                       ------------
                                                                            740,688
                                                                       ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              ------------
           LONG-TERM INVESTMENTS (CONTINUED)
           CORPORATE BONDS & NOTES (CONCLUDED)
           CHEMICALS--0.0%
$     100  Lyondell Chemical Co.,
             9.50%, 12/15/08 (d) (e)  ...............................  $     93,000
                                                                       ------------
           FINANCING--0.9%
    1,400  CIT Group, Inc.,
             5.625%-7.75%, 5/17/04-4/2/12 ...........................     1,543,876
      600  Finova Capital Corp.,
             7.50%, 11/15/09 ........................................       207,000
      500  General Motors Acceptance Corp., 2.25%, 3/24/03 (f) ......       492,276
      200  General Motors Acceptance Corp., 8.00%, 11/1/31 ..........       201,089
    1,000  HSBC Capital Funding Corp., 9.55%, 6/30/10 (d)(f) ........     1,229,918
                                                                       ------------
                                                                          3,674,159
                                                                       ------------
           MULTIMEDIA--0.3%
    1,000  Walt Disney Co.,
             7.00%, 3/1/32 ..........................................     1,108,613
                                                                       ------------
           OIL & GAS--0.6%
      300  El Paso Corp.,
             7.75%, 1/15/32 .........................................       186,000
    1,400  Sonat, Inc.,
             7.625%, 7/15/11 ........................................       938,000
    1,800  Williams Cos., Inc.,
             8.75%, 3/15/32 (d)(e) ..................................     1,179,000
                                                                       ------------
                                                                          2,303,000
                                                                       ------------
           TELECOMMUNICATIONS--1.1%
      900  AT&T Corp.,
             8.00%, 11/15/31 ........................................       992,010
      400  France Telecom,
             10.00%, 3/1/31 .........................................       486,934
    3,000  Sprint Capital Corp., FON Group,
             6.875%, 11/15/28 .......................................     2,415,000
      250  U.S. West Communications, Inc.,
             7.50%, 6/15/23 .........................................       198,750
      600  Verizon Global Funding Corp., zero coupon, 5/15/21 .......       346,500
                                                                       ------------
                                                                          4,439,194
                                                                       ------------
             Total Corporates
               Bonds & Notes
               (cost-$14,108,924) ...................................    12,358,654
                                                                       ------------
PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              ------------

           LONG-TERM INVESTMENTS (CONCLUDED)
           MORTGAGE-RELATED SECURITIES (b)--1.2%
$     238  Aurora Loan Services,
             2.12%, 1/25/03 (f)  ....................................  $    239,254
      800  Bank of America Mortgage Securities,
           7.00%, 3/25/31 ...........................................       818,268
      871  CS First Boston Mortgage Securities Corp.,
             6.15%, 1/25/03 (c)(f)  .................................       884,565
    1,663  Washington Mutual Corp.
             6.40%, 1/19/03 (f)  ....................................     1,679,373
      918  Wells Fargo Mortgage Backed Securities Trust,
             6.08%, 1/25/03 (f)  ....................................       925,437
                                                                       ------------
             Total Mortgage-Related Securities
               (cost-$4,521,171) ....................................     4,546,897
                                                                       ------------
           SOVEREIGN DEBT OBLIGATIONS (b)--4.6%
   12,900  Bundesrepublic Deutschland,
             5.25%, 7/4/10 (g)  .....................................    14,645,628
    1,500  Federal Republic of Brazil,
             11.00%-12.25%, 1/11/12-3/6/30 ..........................     1,021,500
      100  Republic of Panama,
             8.25%, 4/22/08 .........................................       103,750
    1,900  United Mexican States,
             8.375%, 1/14/11 ........................................     2,147,000
                                                                       ------------
             Total Sovereign Debt Obligations
               (cost-$17,221,225) ...................................    17,917,878
                                                                       ------------
           U.S. GOVERNMENT AGENCY
             SECURITIES--15.0%
      506  Freddie Mac,
             1.87%, 1/15/03 (f)  ....................................       507,049
   21,457  Freddie Mac, 3.625%-7.835%, 1/18/05-9/15/32 (b)  .........    21,741,737
    4,298  Fannie Mae, 3.85%-6.592%, 1/1/03 (b)(f) ..................     4,414,960
   13,529  Fannie Mae,
             5.50%-6.00%, 9/1/05-5/1/17 (b) .........................    14,133,690
    7,750  Fannie Mae,
             5.50%-6.00%, 1/1/17-1/15/17 (g) ........................     8,075,189
      355  Government National
             Mortgage Association,
             1.92%, 1/20/03 (b)(f) ..................................       356,404
    7,331  Government National
             Mortgage Association,
             4.50%-7.00%, 1/15/29-5/15/32 (b) .......................     7,558,515
    2,000  Government National
             Mortgage Association,
             6.00%-6.50%, 1/31/32 (g) ...............................     2,083,437

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              ------------
                    U.S. GOVERNMENT AGENCY
                      SECURITIES (CONCLUDED)
$     179  Small Business Investment Companies,
             7.45%, 8/1/10 (b)  .....................................  $    204,663
                                                                       ------------
             Total U.S. Government Agency Securities
               ($58,201,981) ........................................    59,075,644
                                                                       ------------
           U.S. TREASURY
             NOTES & BONDS (c)--3.4%
    5,600  zero coupon,
             5/15/16-5/15/17, PO ....................................     2,943,687
    2,638  3.00%-3.875%, 1/15/09-4/15/29 (h) ........................     3,173,743
    5,500  6.25%-8.875%, 5/15/16-8/15/23 ............................     7,151,448
                                                                       ------------
             Total U.S. Treasury
               Notes and Bonds
               (cost-$12,703,799) ...................................    13,268,878
                                                                       ------------
             Total Long-Term Investments
               (cost-$376,318,379) ..................................   384,945,572
                                                                       ------------
           SHORT-TERM INVESTMENTS--7.8%
           CORPORATE NOTES (b)--1.6%
           AUTOMOTIVE--0.3%
    1,300  Daimler Chrysler NA Holdings, 1.65%, 2/21/03 (f)  ........     1,297,040
                                                                       ------------
           FINANCING--0.9%
      500  CIT Group, Inc.,
             2.21%, 1/7/03 (f) ......................................       500,000
    1,500  General Motors
             Acceptance Corp.,
             6.75%, 3/15/03 .........................................     1,511,301
    1,200  General Motors
             Acceptance Corp.,
             1.51%-1.91%, 2/18/03 (f) ...............................     1,191,555
      425  Pemex Finance Ltd.,
             5.72%, 11/15/03 ........................................       432,021
                                                                       ------------
                                                                          3,634,877
                                                                       ------------
           TELECOMMUNICATIONS--0.4%
    1,300  British Telecom plc,
             2.71%, 3/17/03 (f)  ....................................     1,308,142
                                                                       ------------
             Total Corporate Notes
               (cost-$6,232,586) ....................................     6,240,059
                                                                       ------------
PRINCIPAL
 AMOUNT
  (000)                                                                   VALUE
---------                                                              ------------

           SHORT-TERM INVESTMENTS (CONCLUDED)
           COMMERCIAL PAPER (b)--1.7%
           BANKING--0.6%
$     400  HBOS Treasury Services plc,
             1.33%, 2/11/03 .........................................  $    399,394
      800  Lloyds Bank plc,
             1.30%-1.31%, 3/11/03-3/19/03 ...........................       797,882
      700  Royal Bank of Scotland plc,
             1.31%, 2/27/03 .........................................       698,548
      600  Svenska Handelsbanken AB,
             1.32%, 3/24/03 .........................................       598,196
                                                                       ------------
                                                                          2,494,020
                                                                       ------------
           FINANCING--0.9%
    3,700  UBS Finance LLC,
             1.32%, 4/4/03 ..........................................     3,687,431
                                                                       ------------
           OIL & GAS--0.2%
      600  BP America, Inc.,
             1.22%, 1/2/03 ..........................................       599,980
                                                                       ------------
             Total Commercial Paper
               (cost-$6,781,431) ....................................     6,781,431
                                                                       ------------
           U.S. GOVERNMENT AGENCY
             DISCOUNT NOTES--4.5%
   10,000  Federal Home Loan Bank,
             1.23%, 1/6/03 ..........................................     9,998,292
    7,567  Student Loan Marketing Association,
             0.75%, 1/2/03 ..........................................     7,566,842
                                                                       ------------
             Total U.S. Government Agency Discount Notes
               (cost-$17,565,134) ...................................    17,565,134
                                                                       ------------
             Total Short-Term Investments
               (cost-$30,579,151) ...................................    30,586,624
                                                                       ------------
             Total Investments before options written -- 105.8%
               (cost-$406,897,530) ..................................   415,532,196
                                                                       ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

CONTRACTS
  (000)                                                                    VALUE
---------                                                               ------------
            CALL OPTIONS
              WRITTEN (a)(c)--0.0%
            Swap Option 3 Month LIBOR Call Strike rate @ 3.25%,
              expires 5/30/03 ........................................  $    (33,580)
   (2,900)
            Swap Option 3 Month LIBOR Call Strike rate @ 3.50%,
              expires 12/15/03 .......................................        (9,836)
     (600)
            Swap Option 3 Month LIBOR
              Call Strike rate @ 3.50%,
              expires 12/16/03 .......................................       (21,298)
   (1,300)
            Swap Option 3 Month LIBOR
              Call Strike rate @ 4.00%,
              expires 6/18/03 ........................................        (9,458)
     (700)
            Swap Option 3 Month LIBOR
              Call Strike rate @ 4.00%,
              expires 7/22/03 ........................................       (20,355)
   (1,400)
            Swap Option 3 Month LIBOR
              Call Strike rate @ 4.00%,
              expires 8/1/03 .........................................       (10,301)
     (700)
                                                                        ------------
              Total Call Options Written
                (premiums received-$65,905) ..........................      (104,828)
                                                                        ------------

                    Total Investments, net of call options
                      written
                      (cost $406,831,625) ................  105.8%   415,427,368
                    Liabilities in excess
                      of other assets ....................   (5.8)   (22,721,909)
                                                            -----   ------------
                    Net Assets ...........................  100.0%  $392,705,459
                                                            =====   ============

--------------------------

(a)  Non-income producing security
(b) All or partial amount segregated as collateral for when-issued or delayed-delivery securities.
(c)  Fair-valued security.
(d) Security exempt from registration under 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration typically to qualified institutional investors. At December 31, 2002, these securities aggregated $2,501,918 or 0.64% of net assets.
(e)  Illiquid security.
(f) Floating Rate Note. Instruments whose interest rate changes on a specific date (such as a coupon date or interest payment date) and/or whose interest rate varies with changes in a designated base rate (such as the US$ Libor rate). Maturity date shown is date of next rate change and the rate disclosed reflects the rate in effect on December 31, 2002.
(g) When-Issued or delayed-delivery security. To be delivered/ settled after December 31, 2002.
(h) Inflation-Indexed Bonds-Principal amount of security is adjusted for inflation.
Glossary:
LIBOR -- London Interbank Offered Rate
PO -- Principal Only

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
Investments, at value (cost-$406,897,530).........  $415,532,196
Cash (including foreign currency of $377 with cost
  of $368)........................................       213,283
Receivable for investments sold...................     4,265,508
Interest and dividends receivable.................     1,565,328
Receivable for shares of beneficial interest
  sold............................................        29,206
Receivable for foreign currency contracts.........         3,627
Prepaid expenses..................................        25,262
                                                    ------------
  Total Assets....................................   421,634,410
                                                    ------------

LIABILITIES:
Payable for investments purchased.................    27,581,184
Payable for shares of beneficial interest
  redeemed........................................       549,736
Investment advisory fee payable...................       270,854
Options written, at value (premiums
  received-$65,905)...............................       104,828
Payable for forward foreign currency contracts....        78,378
Net unrealized depreciation on swaps..............           809
Payable for premiums on swaps.....................           457
Accrued expenses..................................       342,705
                                                    ------------
  Total Liabilities...............................    28,928,951
                                                    ------------
    Net Assets....................................  $392,705,459
                                                    ============

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $    119,846
Paid-in-capital in excess of par..................   439,576,082
Undistributed net investment income...............     6,817,768
Accumulated net realized loss on investments......   (61,841,474)
Net unrealized appreciation of investments,
  options written, swaps and other assets
  and liabilities denominated in foreign
  currency........................................     8,033,237
                                                    ------------
    Net Assets....................................  $392,705,459
                                                    ============
Shares outstanding................................    11,984,641
                                                    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................        $32.77
                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $50,994)......................................  $  6,086,447
  Interest........................................     5,793,957
                                                    ------------
    Total investment income.......................    11,880,404
                                                    ------------
EXPENSES:
  Investment advisory fees........................     3,846,905
  Trustees' fees and expenses.....................       124,942
  Custodian fees..................................        93,415
  Reports to shareholders.........................        63,956
  Audit and tax service fees......................        53,066
  Transfer agent fees.............................        49,121
  Insurance expense...............................        15,623
  Legal fees......................................         4,150
  Miscellaneous...................................        11,536
                                                    ------------
    Total expenses................................     4,262,714
    Less: expense offset..........................        (1,177)
                                                    ------------
      Net expenses................................     4,261,537
                                                    ------------
      Net investment income.......................     7,618,867
                                                    ------------
REALIZED AND UNREALIZED LOSS:
Net realized loss on:
  Investments.....................................   (55,391,823)
  Foreign currency transactions...................       (44,393)
Net change in unrealized appreciation/depreciation
  of investments, options written,
  swaps and other assets and liabilities
  denominated in foreign currency.................   (43,761,439)
                                                    ------------
    Net realized and unrealized loss..............   (99,197,655)
                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $(91,578,788)
                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                            YEAR ENDED DECEMBER 31,
                                          ----------------------------
                                              2002           2001
                                          -------------  -------------
INVESTMENT OPERATIONS:
Net investment income...................  $   7,618,867  $   9,333,722
Net realized loss on investments,
  options written, swaps and foreign
  currency transactions.................    (55,436,216)    (2,292,715)
Net change in unrealized
  appreciation/depreciation of
  investments, options written, swaps
  and other assets and liabilities
  denominated in foreign currency.......    (43,761,439)   (37,838,193)
                                          -------------  -------------
  Net decrease in net assets resulting
    from investment operations..........    (91,578,788)   (30,797,186)
                                          -------------  -------------
DIVIDENDS TO SHAREHOLDERS FROM NET
  INVESTMENT INCOME.....................     (9,908,041)   (15,253,760)
                                          -------------  -------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares....     29,358,102     39,593,143
Reinvestment of dividends...............      9,908,041     15,253,760
Cost of shares redeemed.................   (117,394,551)  (129,943,997)
                                          -------------  -------------
  Net decrease in net assets from share
    transactions........................    (78,128,408)   (75,097,094)
                                          -------------  -------------
    Total decrease in net assets........   (179,615,237)  (121,148,040)

NET ASSETS:
Beginning of year.......................    572,320,696    693,468,736
                                          -------------  -------------
End of year (including undistributed net
  investment income of $6,817,768 and
  $9,187,827, respectively).............   $392,705,459   $572,320,696
                                          =============  =============
SHARES ISSUED AND REDEEMED:
Issued..................................        778,984        946,770
Issued in reinvestment of dividends.....        260,190        365,097
Redeemed................................     (3,308,950)    (3,110,493)
                                          -------------  -------------
  Net decrease..........................     (2,269,776)    (1,798,626)
                                          =============  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                           YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------
                             2002        2001        2000        1999        1998
                           --------    --------    --------    --------    --------
Net asset value,
  beginning of year......    $40.15      $43.20      $43.65      $43.74      $42.38
                           --------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
Net investment income....      0.64        0.68        0.99        0.56        0.60
Net realized and
  unrealized gain (loss)
  on investments.........     (7.32)      (2.76)       2.41        1.47        2.40
                           --------    --------    --------    --------    --------
  Total income (loss)
    from investment
    operations...........     (6.68)      (2.08)       3.40        2.03        3.00
                           --------    --------    --------    --------    --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.70)      (0.97)      (0.58)      (0.65)      (0.33)
Net realized gains.......        --          --       (3.27)      (1.47)      (1.31)
                           --------    --------    --------    --------    --------
  Total dividends and
    distributions to
    shareholders.........     (0.70)      (0.97)      (3.85)      (2.12)      (1.64)
                           --------    --------    --------    --------    --------
Net asset value, end of
  year...................    $32.77      $40.15      $43.20      $43.65      $43.74
                           ========    ========    ========    ========    ========

TOTAL RETURN (1).........     (16.9)%      (4.9)%       9.7%        5.0%        7.1%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $392,705    $572,321    $693,469    $804,467    $777,087
Ratio of expenses to
  average net assets
  (2)....................      0.88%       0.88%       0.86%       0.83%       0.82%
Ratio of net investment
  income to average net
  assets.................      1.57%       1.47%       2.20%       1.27%       1.74%
Portfolio Turnover.......       159%        162%        168%         50%         37%

------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expense offset by earnings credits from custodian bank (See
     (1)(O) in Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio, and the PIMCO Renaissance Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME (CONCLUDED) on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

  (E) INCOME TAXES

For federal income tax purposes the cost of securities owned at December 31, 2002 was $408,490,486. Accordingly, net unrealized appreciation of investments of $7,041,710 was composed of gross appreciation of $45,198,510 for those investments having an excess of value over cost and gross depreciation of $38,156,800 for those investments having an excess of cost over value.

At December 31, 2002, tax basis distributable earnings of $7,158,548 was composed entirely of ordinary income.

For the year ended December 31, 2002 and December 31, 2001, dividends paid to shareholders from ordinary income were $9,908,041 and $15,253,760, respectively.

At December 31, 2002 the Portfolio had a capital loss carryforward of $47,660,950 ($47,303,929 of which will expire in 2010 and $357,021 of which will expire in 2008), available as a reduction to the extent provided in the regulations, of any future net realized gains. To the extent that those losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital and foreign currency losses of $12,587,568 and $170,017, respectively, arising after October 31, 2002. Such losses are treated for tax purposes as arising on January 1, 2003.

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, capital and foreign currency losses realized subsequent to October 31, 2002 on the sale of securities and foreign currencies and Trustees' retirement plan expenses.

  (F) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (F) FOREIGN CURRENCY TRANSLATION (CONCLUDED) expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at year end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (G) OPTION TRANSACTIONS

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, similar entities or over the counter. The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written could result in the Portfolio purchasing a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 2002 were:

                                          CONTRACTS
                                            (000)    PREMIUMS
                                          ---------  --------
Options outstanding at December 31,
  2001..................................        --        --
Options written.........................    (7,600)  $65,905
                                          --------   -------
Options outstanding at December 31,
  2002..................................    (7,600)  $65,905
                                          --------   -------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (H) FORWARD FOREIGN CURRENCY CONTRACTS

The Portfolio enters into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized gains and losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward foreign currency contracts outstanding at December 31, 2002 were:

                                                                                UNREALIZED
                                        U.S.$ VALUE ON       U.S.$ VALUE       APPRECIATION
PURCHASED                 CONTRACTS    ORIGINATION DATE   DECEMBER 31, 2002   (DEPRECIATION)
--------------------------------------------------------------------------------------------
Euro, settling 2/10/03    $   88,000      $   88,498         $   92,125          $  3,627
                                                                                 --------
SOLD
-----------------------
Euro, settling 2/10/03    $1,691,000      $1,694,572         $1,772,950          $(78,378)
                                                                                 --------

  (I) INFLATION-INDEXED BONDS

Inflation-indexed bonds are fixed income securities whose principal is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation but the inflation adjusted principal will not be paid until maturity.

  (J) DELAYED-DELIVERY TRANSACTIONS

The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

  (K) RESTRICTED SECURITIES

The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (L) SWAP AGREEMENTS

The portfolio may enter into interest rate swap contracts for investment purposes, to manage its interest rates and credit risks and to add leverage to the Portfolio.

Interest rate swap agreements involve the exchange by the Portfolio with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net payments of interest on interest rate swap contracts are recorded daily as part of interest income.

Swaps are marked to market daily by the Portfolio's Investment Adviser based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations by the Portfolio. Payments received or made, if any, upon termination or maturity of the interest rate swap contracts, net of any basis in the interest rate swaps, is recorded as a realized gain or loss in the Statement of Operations by the Portfolio.

Entering into swap contracts involves, to varying degrees, elements of credit, market and documentation risk in the excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in the interest rates.

Interest rate swap contracts outstanding at December 31, 2002 were:

                       NOTIONAL                     PAYMENT           PAYMENT
                        AMOUNT     TERMINATION      MADE BY         RECEIVED BY       UNREALIZED
SWAP COUNTERPARTY       (000)         DATE       THE PORTFOLIO     THE PORTFOLIO     DEPRECIATION
-------------------------------------------------------------------------------------------------
Goldman Sachs & Co.   JPY 47,200    6/18/07          0.39%           6 month LIBOR      $(809)
                                                                                        =====

------------
JPY -- Japanese Yen
LIBOR -- London Interbank Offered Rate

  (M) STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS")

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

  (N) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (O) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (P) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2002, the Portfolio's payable in connection with the Plan was $245,893, of which $61,502 was accrued during the year ended December 31, 2002.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

Pursuant to a Sub-Advisory agreement between the Investment Adviser and Pacific Investment Management Co. LLC (the "Sub-Adviser"), an affiliate of the Investment Adviser, the Investment Adviser (not the Portfolio) pays the Sub-Adviser a monthly fee at the annual rate of 0.25% of the Portfolio's average net assets managed for providing investment advisory services for a portion of the Portfolio's investments. For the year ended December 31, 2002, the Investment Adviser paid the Sub-Adviser $230,061, of which $20,047 was payable at December 31, 2002.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term and government securities, aggregated $273,711,983 and $272,469,240, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

A total of 75% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Managed Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Managed Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, TRUSTEE CHAIRMAN OF THE BOARD, AND PRESIDENT*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 55
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 55 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director, Allianz Dresdner Asset Management of America L.P., Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Trustee, Chairman, PIMCO Funds: Multi-Manager Series; Chairman, Fixed Income SHares; Chairman, Chairman of the Board and Trustee, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II; Chairman, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund; Formerly, Executive Vice President, Smith Barney Inc.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 65
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, each of which is an open-end investment company. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 69
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; formerly:
Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, each of which is an open-end investment company; President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 73
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 67
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc., since 2000. Director of Navy League of the New York Council, 2002; former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve units, Captain, USNR (Ret.).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcom Bishopp                                      Executive Vice President
Brian S. Shlissel                                   Executive Vice President, Treasurer & Secretary
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
Matthew Greenwald                                   Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
John Schneider                                      Vice President and Portfolio Manager
Lawrence G. Altadonna                               Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
Pacific Investment Management LLC.
840 Newport Center Drive
Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MID CAP PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                               2002 ANNUAL REPORT

In a declining market, the Mid Cap Portfolio (the "Portfolio") had a strong year relative to its benchmark, outperforming the Wilshire Midcap 750 Universe Index (the "Wilshire 750"). The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization. For the year ended December 31, 2002, the Portfolio returned (7.1)% versus (19.9)% for the Wilshire 750. During the second half of 2002, the Portfolio's return of (1.7)% compared with (12.6)% for the Wilshire 750. In addition, during the fourth quarter, the Portfolio generated strong results, returning 11.9% versus 6.3% for the Wilshire 750.

This performance was achieved through good stock selection. The Portfolio invests in midcap companies with strong business fundamentals and sound management, selling at a discount to our estimate of their intrinsic value. The goal of our value approach is to control risk and generate excellent returns over time.

The Portfolio's performance has also exceeded that of the Wilshire 750 over longer periods. For the three years ended December 31, 2002, the Portfolio's average annual return of 7.6% compared with (6.4)% for the Wilshire 750. From its inception on February 9, 1998 through December 31, 2002, the Portfolio has provided an average annual total return of 8.5% versus 1.8% for Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

The Portfolio's performance during the second half of 2002 was driven by the strong relative results of its healthcare, information technology, consumer discretionary and industrial investments. The energy stocks held trailed the market.

Among individual stocks, the top contributor to performance during the second half of 2002 was Omnicom Group, a leading global marketing communications firm. The purchase of this stock was well-timed; it was bought in the second quarter after the price had fallen by nearly 50%. The position was reduced during the third and fourth quarters, as profits were taken as the price rose. Pharmaceutical Product Development also contributed favorably to performance. The company, which provides clinical trial and research services to pharmaceutical and biotech companies, reported year-over-year third quarter revenue growth of 35% and earnings per share growth of 50%, continuing management's record of strong operational execution.

Oshkosh Truck, the Portfolio's largest position, was another strong performer. The company, which makes specialty trucks and truck bodies for the defense, concrete, garbage, fire and emergency markets, is an assembler more than a manufacturer and as a result earns consistently high returns. An improving economy longer-term should translate into increased demand for its concrete, fire and refuse trucks. Moreover, we expect additional contract wins for its severe-duty military vehicles and derivatives. Other contributors to performance included: Taro Pharmaceutical (generic pharmaceuticals), Amphenol (electrical, electronic and fiber optic connectors and co-axial cable) and Pharmaceutical Resources, also known as Par Pharmaceutical (generic pharmaceuticals). Amphenol and Pharmaceutical Resources were both added to the Portfolio during the fourth quarter.

Dollar General (discount retailing) was the largest detractor from performance during the second half of the year. The company posted somewhat disappointing third quarter results and, in addition, announced that inventory system improvements revealed higher-than-expected losses from stolen, damaged and lost goods. We believe Dollar General is taking the right steps to address these problems and improve results. The stock is inexpensive at current levels, and same-store sales growth continues to be strong relative to competitors. Amkor Technology (semiconductor packaging and testing) also detracted from performance, falling sharply on weak semiconductor demand. The entire position in this stock has been sold.

In purchasing stocks, the portfolio manager looks for the best value relative to business prospects. During the second half of 2002, the Portfolio switched out of EverestRe into PartnerRe. Both are Bermuda-based multi-line reinsurers. Although PartnerRe has a somewhat higher valuation, we believe it is better able than Everest to capitalize on rising reinsurance prices. EverestRe is burdened by its asbestos exposure and has increased its risk profile, in our view, by expanding its presence in the California workers' compensation market.

Darden Restaurants was also recently purchased; this company owns the Red Lobster and Olive Garden chains. Despite some softness in recent results, the company has a history of swiftly reversing weak same-store sales with clever marketing and promotion. PACCAR, a well-run truck manufacturer that should benefit from an economic rebound, was another recent purchase. Certegy (credit card processing services for small and medium financial institutions, and check guarantee and collection services for retailers) and Platinum Underwriters (reinsurance) were also added to the Portfolio.

Cytyc (new-generation pap smear tests) was sold on concerns of a potential vaccine, which might cause reduced demand for pap smear tests. Other sales included York International (heating, ventilation and air conditioning equipment for commercial and residential use) and Invitrogen (specialty chemicals used in life science and discovery applications and clinical research).

The Portfolio's net assets were fully invested in common stocks as of December 31, 2002. The Portfolio's five largest holdings were: Oshkosh Truck, a specialty truck manufacturer, representing 4.2% of the Portfolio's net assets; Actuant, which manufactures tools and hydraulic equipment, 4.0% of net assets; Lamar Advertising, a billboard company, 3.9% of net assets; Anadarko Petroleum, an independent oil and gas exploration and production company, 3.1% of net assets; and Rockwell Collins, a leading avionics systems supplier, 3.1% of net assets.

The top five industry positions at the end of 2002 were: drugs and medical products , representing 16.4% of the Portfolio's net assets; electronics, 7.5% of net assets; advertising, 7.1% of net assets; manufacturing, 6.5% of net assets; and machinery and engineering, 6.2% of net assets.

The Portfolio continues to invest in midcap stocks one at a time based on their fundamentals and valuations. In particular, we seek to own undervalued companies with high and sustainable returns from their franchises. By remaining disciplined in our value philosophy, we strive to capture the returns of the mid cap market and continue to outperform our benchmark.

                   OCC ACCUMULATION TRUST--MID CAP PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE PORTFOLIO AND THE WILSHIRE MID CAP 750 UNIVERSE INDEX+
                         PERIOD ENDED DECEMBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       -7.1%
Since February 9, 1998*       8.5%

             MID CAP   WILSHIRE MIDCAP 750
            PORTFOLIO    UNIVERSE INDEX+
2/9/98*       $10,000              $10,000
2/28/98       $10,190              $10,407
3/31/98       $10,720              $10,884
4/30/98       $11,000              $10,969
5/31/98       $10,630              $10,479
6/30/98       $10,521              $10,562
7/31/98       $10,061               $9,889
8/31/98        $8,581               $8,036
9/30/98        $8,641               $8,552
10/31/98       $9,201               $9,110
11/30/98       $9,591               $9,521
12/31/98       $9,838              $10,164
1/31/99        $9,597              $10,053
2/28/99        $9,166               $9,474
3/31/99        $9,397               $9,665
4/30/99        $9,929              $10,549
5/31/99       $10,090              $10,736
6/30/99       $10,301              $11,254
7/31/99       $10,170              $11,053
8/31/99        $9,698              $10,708
9/30/99        $9,668              $10,511
10/31/99      $10,331              $10,942
11/30/99      $11,095              $11,495
12/31/99      $11,967              $12,870
1/31/2000     $11,401              $12,453
2/29/2000     $11,647              $14,111
3/31/2000     $13,001              $14,507
4/30/2000     $13,694              $13,680
5/31/2000     $13,533              $13,016
6/30/2000     $13,800              $13,855
7/31/2000     $14,184              $13,514
8/31/2000     $15,100              $14,733
9/30/2000     $14,535              $14,101
10/31/2000    $15,101              $13,653
11/30/2000    $13,992              $12,397
12/31/2000    $15,065              $13,514
1/31/2001     $15,691              $13,883
2/28/2001     $14,911              $12,869
3/31/2001     $14,249              $12,003
4/30/2001     $15,374              $13,195
5/31/2001     $15,803              $13,580
6/30/2001     $15,456              $13,595
7/31/2001     $15,351              $13,168
8/31/2001     $14,979              $12,578
9/30/2001     $13,227              $10,931
10/31/2001    $14,073              $11,565
11/30/2001    $14,955              $12,454
12/31/2001    $16,053              $13,130
1/31/2002     $15,684              $12,902
2/28/2002     $15,850              $12,663
3/31/2002     $16,744              $13,463
4/30/2002     $16,398              $13,288
5/31/2002     $16,255              $12,983
6/30/2002     $15,169              $12,010
7/31/2002     $14,084              $10,802
8/31/2002     $14,239              $10,906
9/30/2002     $13,321              $10,026
10/31/2002    $14,335              $10,483
11/30/2002    $15,444              $11,227
12/31/2002    $14,907              $10,658

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Wilshire MidCap 750 Universe Index is an unmanaged index that is not available for direct investment.
It includes reinvested dividends.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

SHARES                                         VALUE
------                                      -----------
          COMMON STOCK -- 99.6%
          ADVERTISING -- 7.1%
12,100    Lamar Advertising Co.* .......    $   407,165
 2,800    Omnicom Group Inc. ...........        180,880
 4,100    WPP Group plc ADR ............        155,308
                                            -----------
                                                743,353
                                            -----------

          AEROSPACE -- 3.1%
14,100    Rockwell Collins, Inc. .......        327,966
                                            -----------
          BUSINESS SERVICES -- 2.8%
 7,400    Certegy Inc.* ................        181,670
 6,100    Harte-Hanks, Inc. ............        113,887
                                            -----------
                                                295,557
                                            -----------
          COMPUTER SOFTWARE -- 2.1%
 6,600    National Instruments
            Corp.* .....................        214,434
                                            -----------

          DRUGS & MEDICAL PRODUCTS -- 16.4%
14,600    Apogent
            Technologies, Inc.* ........        303,680
 9,200    Millipore Corp.* .............        312,800
10,400    Pharmaceutical Product
            Development, Inc.* .........        304,408
 7,600    Pharmaceutical
            Resources, Inc. ............        226,480
16,833    Sybron Dental
            Specialties, Inc.* .........        249,970
 3,500    Taro Pharmaceutical Industries
            Ltd.* ......................        131,600
 4,700    Teva Pharmaceutical Industries
            Ltd. ADR ...................        181,467
                                            -----------
                                              1,710,405
                                            -----------

          EDUCATION -- 1.4%
 9,000    Sylvan Learning
            Systems, Inc. ..............        147,600
                                            -----------
          ELECTRONIC EQUIPMENT -- 1.9%
 5,300    Amphenol Corp.* ..............        201,400
                                            -----------

          ELECTRONICS -- 7.5%
 9,900    Arrow Electronics, Inc.* .....        126,621
 7,800    Diebold, Inc. ................        321,516
 5,600    Electro Scientific
            Industries, Inc.* ..........        112,000
14,600    Flextronics International
            Ltd.* ......................        119,574
 2,200    Parker-Hannifin Corp. ........        101,486
                                            -----------
                                                781,197
                                            -----------
SHARES                                         VALUE
------                                      -----------

          ENERGY -- 4.3%
 8,200    FirstEnergy Corp. ............    $   270,354
 5,700    SCANA Corp. ..................        176,472
                                            -----------
                                                446,826
                                            -----------

          FINANCIAL SERVICES -- 6.1%
11,200    CIT Group Inc. ...............        219,520
 7,700    John Hancock Financial
            Services, Inc. .............        214,830
 7,200    Nationwide Financial
            Services, Inc. .............        206,280
                                            -----------
                                                640,630
                                            -----------

          FOOD SERVICES -- 2.7%
 7,900    Darden Restaurants, Inc. .....        161,555
 5,000    Yum! Brands, Inc.* ...........        121,100
                                            -----------
                                                282,655
                                            -----------

          HEALTHCARE -- 1.6%
10,100    IMS Health, Inc. .............        161,600
                                            -----------

          INSURANCE -- 6.2%
 3,800    PartnerRe Ltd. ...............        196,916
 6,500    Platinum Underwriters Holdings, Ltd.* ..     171,275
 3,600    XL Capital Ltd. ..............        278,100
                                            -----------
                                                646,291
                                            -----------

          MACHINERY/ENGINEERING -- 6.2%
 4,800    Ingersoll-Rand Co. ...........        206,688
 7,700    National-Oilwell, Inc.* ......        168,168
 3,900    Navistar International
            Corp.* .....................         94,809
 2,300    PACCAR Inc. ..................        106,099
 2,500    Varian, Inc. .................         71,725
                                            -----------
                                                647,489
                                            -----------

          MANUFACTURING -- 6.5%
 8,940    Actuant Corp.* ...............        415,263
 4,800    Roper Industries, Inc. .......        175,680
 2,300    SPX Corp.* ...................         86,135
                                            -----------
                                                677,078
                                            -----------

          MEASURING INSTRUMENTS -- 1.7%
 8,050    Waters Corp.* ................        175,329
                                            -----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

SHARES                                         VALUE
------                                      -----------
          COMMON STOCK (CONCLUDED)
          MEDIA/BROADCASTING -- 1.6%
 8,000    Emmis Communications Corp.* ..    $   166,640
                                            -----------
          OIL & GAS -- 4.3%
 6,850    Anadarko Petroleum Corp. .....        328,115
 5,100    GlobalSantaFe Corp. ..........        124,032
                                            -----------
                                                452,147
                                            -----------

          RETAIL -- 2.3%
19,700    Dollar General Corp. .........        235,415
                                            -----------
          TRANSPORTATION -- 4.2%
 7,200    Canadian National Railway
            Co. ........................        299,232
10,000    Pacer
            International, Inc.* .......        133,000
                                            -----------
                                                432,232
                                            -----------

          TRUCKING & SHIPPING -- 4.3%
 7,200    Oshkosh Truck Corp. ..........        442,800
                                            -----------
SHARES                                         VALUE
------                                      -----------

          UTILITIES -- 5.3%
 9,700    Cinergy Corp. ................    $   327,084
 9,900    Vectren Corp. ................        227,700
                                            -----------
                                                554,784
                                            -----------
            Total Common Stock
              (cost-$9,822,182) ........     10,383,828
                                            -----------

           Total Investments
          (cost-$9,822,182) ...   99.6%     10,383,828
           Other assets less
             liabilities ......    0.4          42,969
                                 -----     -----------
           Net Assets .........  100.0%    $10,426,797
                                 =====     ===========

--------------------------

*                       Non-income producing security
ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
Investments, at value (cost-$9,822,182)...........  $10,383,828
Receivable for investments sold...................     119,201
Dividends receivable..............................       6,155
Prepaid expenses..................................         274
                                                    ----------
  Total Assets....................................  10,509,458
                                                    ----------

LIABILITIES:
Due to custodian..................................      57,350
Investment advisory fee payable...................       4,706
Payable for shares of beneficial interest
  redeemed........................................         537
Accrued expenses..................................      20,068
                                                    ----------
  Total Liabilities...............................      82,661
                                                    ----------
    Net Assets....................................  $10,426,797
                                                    ==========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $    8,596
Paid-in-capital in excess of par..................   9,745,041
Dividends in excess of net investment income......      (2,816)
Accumulated net realized gain on investments......     114,330
Net unrealized appreciation of investments........     561,646
                                                    ----------
    Net Assets....................................  $10,426,797
                                                    ==========
Shares outstanding................................     859,577
                                                    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................      $12.13
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $979).........................................  $  130,460
  Interest........................................       5,768
                                                    ----------
    Total investment income.......................     136,228
                                                    ----------
EXPENSES:
  Investment advisory fees........................     108,585
  Custodian fees..................................      23,609
  Audit and tax service fees......................       9,694
  Reports to shareholders.........................       6,595
  Transfer agent fees.............................       4,182
  Trustees' fees and expenses.....................       3,783
  Insurance expense...............................       1,362
  Miscellaneous...................................       1,225
                                                    ----------
    Total expenses................................     159,035
    Less: investment advisory fees waived.........     (23,145)
         expense offset...........................        (170)
                                                    ----------
    Net expenses..................................     135,720
                                                    ----------
      Net investment income.......................         508
                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments................     554,146
  Net change in unrealized
    appreciation/depreciation of investments......  (1,885,008)
                                                    ----------
    Net realized and unrealized loss on
      investments.................................  (1,330,862)
                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $(1,330,354)
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                          YEAR ENDED DECEMBER 31,
                                          ------------------------
                                             2002         2001
                                          -----------  -----------
INVESTMENT OPERATIONS:
Net investment income...................  $       508  $     9,739
Net realized gain on investments........      554,146      407,580
Net change in unrealized
  appreciation/depreciation of
  investments...........................   (1,885,008)     584,536
                                          -----------  -----------
  Net increase (decrease) in net assets
    resulting from
    investment operations...............   (1,330,354)   1,001,855
                                          -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................           --      (31,446)
Net realized gains......................     (308,456)    (421,786)
Return of capital.......................           --      (41,875)
                                          -----------  -----------
  Total dividends and distributions to
    shareholders........................     (308,456)    (495,107)
                                          -----------  -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares....    1,014,608    3,517,283
Reinvestment of dividends and
  distributions.........................      308,456      495,107
Cost of shares redeemed.................   (5,736,463)  (4,781,050)
                                          -----------  -----------
  Net decrease in net assets from share
    transactions........................   (4,413,399)    (768,660)
                                          -----------  -----------
    Total decrease in net assets........   (6,052,209)    (261,912)

NET ASSETS:
Beginning of year.......................   16,479,006   16,740,918
                                          -----------  -----------
End of year.............................  $10,426,797  $16,479,006
                                          ===========  ===========
SHARES ISSUED AND REDEEMED:
Issued..................................       75,234      271,076
Issued in reinvestment of dividends and
  distributions.........................       25,429       36,967
Redeemed................................     (465,052)    (369,891)
                                          -----------  -----------
  Net decrease..........................     (364,389)     (61,848)
                                          ===========  ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                         FOR THE PERIOD
                                YEAR ENDED DECEMBER 31,               FEBRUARY 9, 1998 (1)
                           ---------------------------------                   TO
                            2002     2001     2000     1999            DECEMBER 31, 1998
                           -------  -------  -------  ------  ------------------------------------
Net asset value,
  beginning of period....   $13.46   $13.02   $11.63   $9.79                 $10.00
                           -------  -------  -------  ------                 ------
INVESTMENT OPERATIONS:
Net investment income....     0.00*    0.00*    0.06    0.05                   0.05
Net realized and
  unrealized gain (loss)
  on investments.........    (0.96)    0.85     2.83    2.07                  (0.21)
                           -------  -------  -------  ------                 ------
  Total income (loss)
    from investment
    operations...........    (0.96)    0.85     2.89    2.12                  (0.16)
                           -------  -------  -------  ------                 ------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....       --    (0.02)   (0.04)  (0.05)                 (0.05)
Net realized gains.......    (0.37)   (0.36)   (1.46)  (0.23)                    --
Return of capital........       --    (0.03)      --      --                     --
                           -------  -------  -------  ------                 ------
  Total dividends and
    distributions
    to shareholders......    (0.37)   (0.41)   (1.50)  (0.28)                 (0.05)
                           -------  -------  -------  ------                 ------
Net asset value, end of
  period.................   $12.13   $13.46   $13.02  $11.63                  $9.79
                           =======  =======  =======  ======                 ======
TOTAL RETURN (2).........     (7.1)%     6.6%    25.9%   21.6%                  (1.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)................  $10,427  $16,479  $16,741  $5,382                 $1,885
Ratio of expenses to
  average
  net assets (3)(4)......     1.00%    1.00%    1.00%   1.03%                  1.05%(5)
Ratio of net investment
  income (loss) to
  average net assets
  (4)....................     0.00%**    0.06%    0.65%   0.62%                  0.78%(5)
Portfolio Turnover.......       93%      85%     100%    108%                    38%

------------------------

*    Less than $0.005 per share
**   Less than 0.005%
(1)  Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(3)  Inclusive of expenses offset by earnings credits from custodian bank (See
     (1)(G) in Notes to Financial Statements).
(4) During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been 1.17% and (0.17)%, respectively, for the year ended December 31, 2002, 1.15% and (0.08)%, respectively, for the year ended December 31, 2001, 1.36% and 0.29%, respectively, for year ended December 31, 2000, 1.70% and (0.05)%, respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.
(5)  Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio (the "Portfolio"), the Science & Technology Portfolio and the PIMCO Renaissance Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME (CONCLUDED)

on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

  (E) INCOME TAXES

For federal income tax purposes the cost of securities owned at December 31, 2002 was $9,903,993. Accordingly, net unrealized appreciation of investments of $479,835 was composed of gross appreciation of

$1,038,441 for those investments having an excess of value over cost and gross depreciation of $558,606 for those investments having an excess of cost over value.

The tax character of dividends and distributions paid during the years ended December 31 were:

                                            2002      2001
                                          --------  --------
Ordinary income.........................     --     $ 39,285
Long-term capital gain..................  $308,456  $413,947
Return of capital.......................     --     $ 41,875

At December 31, 2002, tax basis distributable earnings were:

Ordinary income...................................  $88,598
Long-term capital gain............................  $107,544

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and Trustees' retirement plan expenses.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2002, the Portfolio's payable in connection with the Plan was $2,816, of which $1,416 was accrued during the year ended December 31, 2002.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $12,375,750 and $16,257,645, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $0.3698 per share during the fiscal year ended December 31, 2002, all of which is taxable as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Mid Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid Cap Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 9, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, TRUSTEE, CHAIRMAN OF THE BOARD AND PRESIDENT*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 55
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 55 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director, Allianz Dresdner Asset Management of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Trustee, Chairman, PIMCO Funds: Multi-Manager Series; Chairman, Fixed Income SHares; Chairman, Chairman of the Board and Trustee, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II; Chairman, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund; Formerly, Executive Vice President, Smith Barney Inc.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 65
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, each of which is an open-end investment company. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 69
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, each of which is an open-end investment company; Formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 73
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 67
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College, 2002 (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustees and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler
Foundation, Inc., since 2000; Director of Navy League of the U.S. New York Council, 2002; Former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve Units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcolm Bishopp                                     Executive Vice President
Brian S. Shlissel                                   Executive Vice President, Treasurer & Secretary
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
Matthew Greenwald                                   Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
John Schneider                                      Vice President and Portfolio Manager
Lawrence G. Altadonna                               Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        SCIENCE AND TECHNOLOGY PORTFOLIO
                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO

                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2002 ANNUAL REPORT

The Science & Technology Portfolio (the "Portfolio") performed strongly in the fourth quarter of 2002 as technology stocks rebounded after having endured a difficult first nine months of the year. By year-end, information technology spending appeared to have stabilized, with the expectation of a slow recovery in spending for 2003. In the short-term, we believe tech stocks need to digest their fourth quarter gains. Over the longer-term, we believe the outlook for tech spending and tech stocks is very positive.

The Portfolio had a disappointing year in 2002, returning (49.6)% compared with (31.5)% for the benchmark, NASDAQ Composite Index. (the "NASDAQ Composite"). The NASDAQ Composite is an unmanaged index of the more than 5,000 companies listed on the Nasdaq Stock Market, weighted by market capitalization. The Portfolio's performance was hindered during the third quarter of the year due to its exposure to the semiconductor industry. The Portfolio's software holdings also proved to be drag on performance, as companies were reluctant to purchase new software due to the economic uncertainty. In contrast, the Portfolio's exposure to non-tech innovators, particularly biotech stocks, was a positive contributor to performance.

The Portfolio enjoyed a strong fourth quarter, returning 22.5% versus 14.0% for the NASDAQ Composite. During the quarter, the sectors that rebounded most were often those that performed the worst during the summer tech rout. Semiconductors showed particular strength, as investors favored the more cyclical side of technology, which had previously been beaten down.

From its inception on April 12, 2000 through December 31, 2002, the Portfolio has returned (54.1)% compared with (33.5)% for the NASDAQ Composite. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The Portfolio seeks to identify growing technology companies that are exceeding market expectations, a situation the portfolio manager believes will lead to price appreciation.

Our process is to:

- Define the investment universe, which includes not only traditional technology companies but also other companies that are using technology in an innovative way to gain competitive advantage;

- Narrow the field by considering only those companies that are showing signs of increasing growth;

- Determine expectations through extensive research to identify the key factors influencing a company's success and then determine what the market as a whole is expecting these factors to be;

- Track results, looking for companies which are achieving actual results above expectations and may therefore be buy opportunities; and

- Monitor current holdings and new opportunities in an effort to ensure that the Portfolio's holdings represent the best opportunities available.

The Portfolio's largest new investment in the fourth quarter was Agere Systems. This company makes advanced integrated circuit solutions that access, move and store network information. In the face of extremely difficult market conditions for its products, the company has lowered its cost and expense structure and reduced its short-term debt. As a result of these and other actions, recent financial results, although negative, have exceeded Wall Street expectations. The company is expected to return to profitability during the fiscal quarter ending September 30, 2003.

Other new positions added to the Portfolio during the fourth quarter included:
IBM (computers and software), Amazon.com (online bookseller), Amgen (biotechnology and drugs), Gilead Sciences (biopharmaceuticals), Accenture (management consulting and technology services), Marvell Technology (semiconductors) and QLogic (storage network infrastructure components and software).

At December 31, 2002, the Portfolio's five largest investments were: Hewlett Packard, a diversified technology company, representing 4.3% of the Portfolio's net assets; Cisco Systems, a leader in Internet networking, 4.2% of net assets; Agere Systems, which makes advanced integrated circuit solutions that access, move and store network information, 4.1% of net assets; GlobespanVirata, a worldwide developer of advanced digital subscriber line (DSL) integrated circuits which enable high-speed data transmission over copper telephone wires, 3.9% of net assets; and VERITAS Software, which provides storage management software for data protection, application availability and disaster recovery, 3.8% of net assets.

Major industry positions at the end of 2002 included: electronics, representing 19.3% of the Portfolio's net assets; software, 13.7% of net assets; Internet, 10.1% of net assets; semiconductors, 9.9% of net assets; and telecommunications, 9.5% of net assets.

             OCC ACCUMULATION TRUST--SCIENCE & TECHNOLOGY PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE PORTFOLIO AND THE NASDAQ COMPOSITE INDEX+
                         PERIOD ENDED DECEMBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       (49.6)%
Since April 12, 2000*        (54.1)%

            SCIENCE & TECHNOLOGY  NASDAQ COMPOSITE
                       Portfolio            Index+
4/12/2000*               $10,000           $10,000
4/30/2000                $10,260            $8,443
5/31/2000                 $8,930            $7,437
6/30/2000                $10,790            $8,674
7/31/2000                $10,420            $8,238
8/31/2000                $12,261            $9,199
9/30/2000                $11,820            $8,032
10/31/2000                $9,921            $7,369
11/30/2000                $6,421            $5,681
12/31/2000                $6,071            $5,403
1/31/2001                 $6,481            $6,064
2/28/2001                 $4,280            $4,706
3/31/2001                 $3,230            $4,025
4/30/2001                 $3,900            $4,628
5/31/2001                 $3,340            $4,641
6/30/2001                 $3,130            $4,756
7/31/2001                 $2,770            $4,462
8/31/2001                 $2,210            $3,975
9/30/2001                 $1,550            $3,301
10/31/2001                $1,980            $3,723
11/30/2001                $2,420            $4,252
12/31/2001                $2,380            $4,296
1/31/2002                 $2,450            $4,260
2/28/2002                 $1,880            $3,814
3/31/2002                 $2,080            $4,065
4/30/2002                 $1,700            $3,719
5/31/2002                 $1,590            $3,559
6/30/2002                 $1,350            $3,223
7/31/2002                 $1,320            $2,926
8/31/2002                 $1,270            $2,896
9/30/2002                   $980            $2,582
10/31/2002                $1,180            $2,929
11/30/2002                $1,480            $3,257
12/31/2002                $1,200            $2,942

The performance graph does not reflect charges imposed by the Variable Accounts.

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The NASDAQ Composite Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

SHARES                                              VALUE
------                                            ----------
        COMMON STOCK -- 87.7%
        COMPUTERS -- 8.0%
 3,571  Hewlett-Packard Co. ....................  $   61,992
   700  International Business Machines
          Corp. ................................      54,250
                                                  ----------
                                                     116,242
                                                  ----------
        CONSULTING SERVICES -- 3.1%
 2,500  Accenture Ltd.* ........................      44,975
                                                  ----------

        ELECTRONICS -- 19.3%
41,400  Agere Systems, Inc.* ...................      59,616
 3,700  Applied Materials, Inc.* ...............      48,211
 3,100  Broadcom Corp.*. .......................      46,686
 3,900  Micron Technology, Inc.* ...............      37,986
 1,100  QLogic Corp. . .........................      37,961
 3,300  Texas Instruments, Inc. ................      49,533
                                                  ----------
                                                     279,993
                                                  ----------
        HEALTHCARE -- 6.9%
 1,100  Amgen, Inc.* ...........................      53,174
 1,400  Gilead Sciences, Inc.* .................      47,600
                                                  ----------
                                                     100,774
                                                  ----------

        INTERNET -- 10.1%
 2,300  Amazon.com, Inc.* . ....................      43,447
 3,800  Check Point Software Technologies
          Ltd.* ................................      49,286
   800  eBay, Inc.* ............................      54,256
                                                  ----------
                                                     146,989
                                                  ----------

        NETWORKING -- 7.2%
 4,700  Cisco Systems, Inc.*. ..................      61,570
 6,200  Juniper Networks, Inc.* ................      42,160
                                                  ----------
                                                     103,730
                                                  ----------
SHARES                                              VALUE
------                                            ----------
        COMMON STOCK (CONCLUDED)
        SEMI-CONDUCTORS -- 9.9%
12,700  GlobespanVirata, Inc.*. ................  $   56,007
 2,100  Marvell Technology Group Ltd.* .........      39,606
 6,800  Taiwan Semiconductor Manufacturing Co.
          Ltd. ADR*. ...........................      47,940
                                                  ----------
                                                     143,553
                                                  ----------

        SOFTWARE -- 13.7%
   800  Microsoft Corp.* . .....................      41,360
 4,900  Oracle Corp.* ..........................      52,920
 6,600  Siebel Systems, Inc.* ..................      49,368
 3,500  VERITAS Software Corp.*. ...............      54,670
                                                  ----------
                                                     198,318
                                                  ----------

        TELECOMMUNICATIONS -- 9.5%
 4,400  Amdocs Ltd.* ...........................      43,208
 3,100  Nokia Corp. ADR . ......................      48,050
 1,300  QUALCOMM, Inc.* . ......................      47,307
                                                  ----------
                                                     138,565
                                                  ----------
          Total Common Stock
            (cost-$1,233,706) ..................   1,273,139
                                                  ----------

                    Total Investments
                      (cost-$1,233,706) ..................   87.7%    1,273,139
                    Other assets less liabilities ........   12.3       178,593
                                                            -----    ----------
                    Net Assets ...........................  100.0%   $1,451,732
                                                            =====    ==========

--------------------------

*    Non-income producing security
ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
Investments, at value (cost-$1,233,706)...........  $1,273,139
Cash..............................................     159,521
Receivable for shares of beneficial interest
  sold............................................      20,817
Receivable due from Investment Adviser............       6,824
Prepaid expenses and other assets.................         293
                                                    ----------
  Total Assets....................................   1,460,594
                                                    ----------

LIABILITIES:
Accrued expenses..................................       8,862
                                                    ----------
  Total Liabilities...............................       8,862
                                                    ----------
    Net Assets....................................  $1,451,732
                                                    ==========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $   12,061
Paid-in-capital in excess of par..................   4,470,027
Accumulated net realized loss on investments......  (3,069,789)
Net unrealized appreciation of investments........      39,433
                                                    ----------
    Net Assets....................................  $1,451,732
                                                    ==========
Shares outstanding................................   1,206,131
                                                    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................       $1.20
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends (Net of foreign withholding taxes of
    $53)..........................................  $    1,402
  Interest........................................         826
                                                    ----------
  Total investment income.........................       2,228
                                                    ----------
EXPENSES:
  Custodian fees..................................      10,820
  Investment advisory fees........................      10,779
  Reports to shareholders.........................       8,430
  Audit and tax service fees......................       4,565
  Transfer agent fees.............................       3,260
  Miscellaneous...................................         908
                                                    ----------
    Total expenses................................      38,762
    Less: investment advisory fees waived.........     (10,779)
         expenses reimbursed by Investment
           Adviser................................     (13,424)
         expense offset...........................      (1,064)
                                                    ----------
    Net expenses..................................      13,495
                                                    ----------
      Net investment loss.........................     (11,267)
                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on investments................  (1,369,656)
  Net change in unrealized
    appreciation/depreciation of investments......     635,531
                                                    ----------
    Net realized and unrealized loss on
      investments.................................    (734,125)
                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................   $(745,392)
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                          YEAR ENDED DECEMBER 31,
                                          ------------------------
                                             2002         2001
                                          -----------  -----------
INVESTMENT OPERATIONS:
Net investment loss.....................  $   (11,267) $    (8,517)
Net realized loss on investments........   (1,369,656)  (1,441,265)
Net change in unrealized
  appreciation/depreciation of
  investments...........................      635,531      314,789
                                          -----------  -----------
  Net decrease in net assets resulting
    from investment operations..........     (745,392)  (1,134,993)
                                          -----------  -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares....    2,869,461      385,492
Cost of shares redeemed.................   (1,704,982)     (40,213)
                                          -----------  -----------
  Net increase in net assets from share
    transactions........................    1,164,479      345,279
                                          -----------  -----------
    Total increase (decrease) in net
      assets............................      419,087     (789,714)

NET ASSETS:
Beginning of year.......................    1,032,645    1,822,359
                                          -----------  -----------
End of year.............................   $1,451,732   $1,032,645
                                          ===========  ===========
SHARES ISSUED AND REDEEMED:
Issued..................................    1,992,588      146,913
Redeemed................................   (1,219,954)     (13,461)
                                          -----------  -----------
  Net increase..........................      772,634      133,452
                                          ===========  ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEAR ENDED         FOR THE PERIOD
                                       DECEMBER 31,       APRIL 12, 2000*
                                     ----------------         THROUGH
                                      2002      2001     DECEMBER 31, 2000
                                     ------    ------    ------------------
Net asset value, beginning of
  period...........................   $2.38     $6.07          $10.00
                                     ------    ------          ------
INVESTMENT OPERATIONS:
Net investment loss................   (0.01)    (0.02)          (0.03)
Net realized and unrealized loss on
  investments......................   (1.17)    (3.67)          (3.90)
                                     ------    ------          ------
  Total loss from investment
    operations.....................   (1.18)    (3.69)          (3.93)
                                     ------    ------          ------
Net asset value, end of year.......   $1.20     $2.38           $6.07
                                     ======    ======          ======

TOTAL RETURN (1)...................   (49.6)%   (60.8)%         (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)....  $1,452    $1,033          $1,822
Ratio of expenses to average net
  assets (2)(3)....................    1.08%     1.05%           1.04%(4)
Ratio of net investment loss to
  average net assets (3)...........   (0.84)%   (0.77)%         (0.39)%(4)
Portfolio Turnover.................     134%      104%             79%

------------------------

*    Commencement of operations.
(1)  Total return for a period of less than one year is not annualized.
(2)  Inclusive of expenses offset by earnings credits from custodian bank (See
     (1)(G) in Notes to Financial Statements).
(3) During the fiscal periods indicated above, the Investment Adviser waived a portion of its fees and/or assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 2.88% and (2.63)%, respectively, for the year ended December 31, 2002, 3.22% and (2.94)%, respectively, for the year ended December 31, 2001, and 1.82% (annualized) and (1.17)% (annualized), respectively, for the period ended December 31, 2000.
(4)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio (the "Portfolio"), and the PIMCO Renaissance Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at their amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) INCOME TAXES

For federal income tax purposes the cost of securities owned at December 31, 2002 was $1,572,188. Accordingly, net unrealized depreciation of investments of $299,049 was composed of gross appreciation of $77,301 for those investments having an excess of value over cost and gross depreciation of $376,350 for those investments having an excess of cost over value.

At December 31, 2002, the Portfolio had a capital loss carryforward of $2,143,733 ($136,091 of which will expire in 2008, $904,259 of which will expire in 2009 and $1,103,383 of which will expire in 2010) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2002 of $587,574. Such losses are treated for tax purposes as arising on January 1, 2003.

As a result of book/tax differences attributable to a net operating loss, $11,267 has been reclassified from net investment loss to paid-in capital in excess of par. Net assets were not affected by this reclassification.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and capital losses realized subsequent to October 31, 2002, on the sale of securities.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expenses in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

Pursuant to a sub-advisory agreement between the Investment Adviser and PIMCO Equity Advisors (the "Sub-Adviser"), an affiliate of the Investment Adviser, the Investment Adviser (not the Portfolio) pays the Sub-Adviser a monthly fee at the annual rate of 0.40% of the average net assets of the Portfolio for providing investment advisory services to the Portfolio. For the year ended December 31, 2002, the Investment Adviser paid the Sub-Adviser $5,390, of which $544 was payable at December 31, 2002.

At December 31, 2002, approximately 24.9% of the outstanding shares of the Portfolio were owned by an affiliate of the Investment Adviser. Investment activity by this affiliate could have a material impact on the Portfolio.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $2,786,136 and $1,673,432, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- Science & Technology Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Science & Technology Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period April 12, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, TRUSTEE, CHAIRMAN OF THE BOARD AND PRESIDENT*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 55
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 55 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director, Allianz Dresdner Asset Management of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Trustee, Chairman, PIMCO Funds: Multi-Manager Series; Chairman, Fixed Income SHares; Chairman, Chairman of the Board and Trustee, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II; Chairman, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund; Formerly, Executive Vice President, Smith Barney Inc.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 65
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, each of which is an open-end investment company. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 69
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; formerly:
Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, each of which is an open-end investment company; President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 73
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 67
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc. since 2000; Director of Navy League of the New York Council, 2002; former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcolm Bishopp                                     Executive Vice President
Brian S. Shlissel                                   Executive Vice President, Treasurer & Secretary
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
Matthew Greenwald                                   Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
John Schneider                                      Vice President and Portfolio Manager
Lawrence G. Altadonna                               Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
PIMCO Equity Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO

                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                               2002 ANNUAL REPORT

In a difficult year for the market and small cap stocks, for the year ended December 31, 2002, the Small Cap Portfolio's (the "Portfolio") return trailed that of its index, the Russell 2000 Index (the "Russell 2000") . The Portfolio's return of (21.6)% compared with (20.5)% for the Russell 2000. The Russell 2000 is an unmanaged index of 2000 small-cap corporations weighted by market capitalization. The Portfolio returned (21.0)% during the second half of 2002 versus (16.6)% for the Russell 2000.

In managing the Portfolio, the portfolio manager focuses on companies that have quality management teams and strong franchise values while attempting to be opportunistic by purchasing shares below his estimation of a company's intrinsic value. Finding undervalued stocks that performed well was especially difficult in one of the weakest market environments in recent memory.

The Portfolio's return remains well ahead of the Russell 2000 over longer time frames. For the three years ended December 31, 2002, the Portfolio provided an average annual total return of 7.0%, exceeding the (7.5)% average annual return of the Russell 2000. For the five years ended December 31, 2002, the Portfolio's average annual total return of 1.8% compares with (1.3)% for the Russell 2000. For the 10 years ended December 31, 2002, the Portfolio provided an average annual total return of 8.0%* compared with 7.2% for the Russell 2000. From its inception on August 1, 1988 through December 31, 2002, the Portfolio generated an average annual total return of 10.5%*, surpassing the 8.4% average annual return of the benchmark. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The smallest small caps fell the hardest in 2002, 31% in the Russell 2000 Index. The largest small caps declined much less, 20% for the year. Eight of the Portfolio's top 10 detractors from performance in 2002 had year end market capitalizations under $500 million, the average was $328 million. Being small and having a leveraged balance sheet were, in hindsight, the kiss of death in 2002. Seven of the top 10 detractors from performance during 2002 remain in the Portfolio, due to our belief that while the macro-environment has not cooperated with these companies, these stocks continue to have quality management teams, strong franchise values and very solid prospects into an eventually improving economy. It would not be surprising to us if some of the 10 largest detractors during 2002 become top 10 contributors in 2003.

The top contributor to performance in 2002 was Aeropostale, a teen apparel retailer. After a successful initial public offering in May, following which the share price rose to nearly $30, the shares were battered in early October, reaching $7, the point at which the Portfolio purchased the stock. The stock performed well during the fourth quarter, ending the year at just over $10 per share.

Another positive contributor to performance during the year was MSC Industrial Direct (catalog of industrial maintenance supplies), which was purchased after an inventory accounting error was disclosed in August, causing the stock to fall sharply. Having known management for several years and believing there

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE SMALL CAP PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $139,812,573 IN THE OLD TRUST AND $8,129,274 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO
    SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE SMALL CAP PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE SMALL CAP PORTFOLIO OF THE OLD TRUST.

was a reasonable explanation for the error, the Portfolio acquired shares inexpensively. In November, an outside audit committee disclosed that the error occurred during the implementation of a new ERP software package. This explanation, together with management's preannouncement shortly thereafter of positive results, enabled the stock to rebound, providing the Portfolio with a sizable profit.

PRG-Schultz (accounts payable auditing services for corporations) was another positive contributor to performance during 2002. The stock rebounded during the first quarter of the year on the basis of a business recovery from post-September 11 lows and a synergistic acquisition. The Portfolio's position in this investment was reduced as the price rose, profits were taken and eventually the entire position was sold.

The biggest detractor to performance during 2002 was Intertape Polymer (specialty packaging materials) which fell due to ongoing sluggishness in the economy, the company's small size and its leveraged balance sheet. We believe our thesis for a strong rebound in business results is still valid, thus the stock is still held in the Portfolio. On Assignment (healthcare temporary staffing) was another detractor from performance during 2002. Weakness in the company's core business, combined with a new management announcing significant changes to the business model, triggered the disposition of this position.

New investments during the year included: Certegy (card processing and risk management services to financial institutions). This stock was purchased in the third quarter after the share price declined on a disappointing earnings announcement. The earnings shortfall was due largely to the loss of a contract to EDS Corp. that was up for renewal. In our view, the price decline was an overreaction and we believe this well- managed company represents an excellent investment.

Enzon Pharmaceuticals (drug delivery company) was also added to the Portfolio during the year. This stock was purchased after the price fell for two reasons: the company was moving away from being a glamorized "story stock" to being a core/value stock with small but rising profits; and new competition was arising to the company's main revenue stream (royalties from a hepatitis C treatment licensed to Schering-Plough) from pharmaceutical company Roche. We believe Enzon's product will maintain a leading market share against Roche. We also believe the company has strong management and that other drug delivery products under development by Enzon could quickly become significant.

At December 31, 2002, investments were allocated 97.0% to common stocks and 3.0% to short-term investments. The Portfolio's five largest positions were Advent Software, which develops software for investment management firms, representing 2.9% of the Portfolio's net assets; MDU Resources, a diversified energy and natural resources company, 2.7% of net assets; Waddell & Reed, a mutual fund and financial planning company, 2.7% of net assets; Insurance Auto Auctions, which auctions total-loss and recovered theft vehicles, 2.7% of net assets; and Certegy, which provides card processing and risk management services to financial institutions, 2.6% of net assets.

Major industry positions at December 31, 2002 were: retail, representing 9.8% of the Portfolio's net assets; financial services, 8.0% of net assets; computer software, 7.1% of net assets; drugs and medical products, 6.8% of net assets; and real estate, 6.5% of net assets.

We are cautiously optimistic for 2003. A successful outcome to an increasingly likely war with Iraq would be the largest single factor driving the market. We continue to believe that our process will produce strong relative performance over the full market cycle. Important elements of that process include an emphasis on companies with strong management teams and strong franchise values. Additionally, our toolbox analogy speaks to the comprehensiveness of our process. In our toolbox, we use various tools such as management interviews, weekly proprietary screens, conferences and technicals (charts of both stock price and numerous valuation parameters) to fine tune the process, all of which we consider important to the finished product. Having and adhering to a sell discipline is also important to the success of our process.

                  OCC ACCUMULATION TRUST--SMALL CAP PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                   THE PORTFOLIO AND THE RUSSELL 2000 INDEX+
                        10 YEARS ENDED DECEMBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       5 Year  10 Year*  Since August 1, 1998*
(21.6)%                        1.8%      8.0%                  10.5%

          SMALL CAP PORTFOLIO  RUSSELL 2000 INDEX+
DEC-1992        $10,000              $10,000
Jan-1993              $10,380              $10,338
Feb-1993              $10,350              $10,099
Mar-1993              $10,805              $10,426
Apr-1993              $10,645              $10,140
May-1993              $10,813              $10,588
Jun-1993              $11,044              $10,654
Jul-1993              $10,884              $10,801
Aug-1993              $11,352              $11,267
Sep-1993              $11,531              $11,585
Oct-1993              $11,634              $11,884
Nov-1993              $11,377              $11,496
Dec-1993              $11,948              $11,899
Jan-1994              $12,258              $12,227
Feb-1994              $12,225              $12,193
Mar-1994              $11,552              $11,549
Apr-1994              $11,552              $11,617
May-1994              $11,422              $11,487
Jun-1994              $11,082              $11,097
Jul-1994              $11,307              $11,279
Aug-1994              $11,769              $11,907
Sep-1994              $11,865              $11,867
Oct-1994              $11,613              $11,821
Nov-1994              $11,375              $11,336
Dec-1994              $11,824              $11,648
Jan-1995              $11,434              $11,501
Feb-1995              $11,651              $11,980
Mar-1995              $11,521              $12,186
Apr-1995              $11,925              $12,457
May-1995              $12,192              $12,671
Jun-1995              $12,528              $13,328
Jul-1995              $12,925              $14,096
Aug-1995              $13,226              $14,388
Sep-1995              $13,397              $14,645
Oct-1995              $12,884              $13,991
Nov-1995              $13,212              $14,578
Dec-1995              $13,630              $14,963
Jan-1996              $13,575              $14,947
Feb-1996              $14,049              $15,413
Mar-1996              $14,178              $15,732
Apr-1996              $14,622              $16,569
May-1996              $15,137              $17,222
Jun-1996              $14,779              $16,516
Jul-1996              $13,921              $15,074
Aug-1996              $14,729              $15,950
Sep-1996              $15,188              $16,573
Oct-1996              $15,151              $16,318
Nov-1996              $15,831              $16,991
Dec-1996              $16,175              $17,436
Jan-1997              $16,353              $17,784
Feb-1997              $16,330              $17,354
Mar-1997              $15,962              $16,535
Apr-1997              $16,015              $16,581
May-1997              $17,791              $18,427
Jun-1997              $18,533              $19,217
Jul-1997              $19,223              $20,111
Aug-1997              $19,553              $20,571
Sep-1997              $20,243              $22,077
Oct-1997              $19,689              $21,108
Nov-1997              $19,441              $20,971
Dec-1997              $19,763              $21,338
Jan-1998              $19,487              $21,001
Feb-1998              $20,814              $22,553
Mar-1998              $21,694              $23,482
Apr-1998              $21,312              $23,611
May-1998              $20,385              $22,338
Jun-1998              $19,568              $22,385
Jul-1998              $18,315              $20,574
Aug-1998              $15,521              $16,579
Sep-1998              $16,189              $17,877
Oct-1998              $16,874              $18,606
Nov-1998              $17,855              $19,581
Dec-1998              $17,980              $20,793
Jan-1999              $17,341              $21,070
Feb-1999              $16,303              $19,363
Mar-1999              $16,146              $19,665
Apr-1999              $17,942              $21,427
May-1999              $18,279              $21,740
Jun-1999              $18,624              $22,725
Jul-1999              $18,688              $22,102
Aug-1999              $17,927              $21,284
Sep-1999              $17,597              $21,289
Oct-1999              $16,869              $21,376
Nov-1999              $16,978              $22,652
Dec-1999              $17,652              $25,216
Jan-2000              $17,268              $24,810
Feb-2000              $17,109              $28,907
Mar-2000              $18,347              $27,002
Apr-2000              $18,443              $25,376
May-2000              $19,855              $23,897
Jun-2000              $19,998              $25,980
Jul-2000              $20,984              $25,144
Aug-2000              $21,891              $27,062
Sep-2000              $22,103              $26,267
Oct-2000              $22,939              $25,095
Nov-2000              $22,544              $22,518
Dec-2000              $25,457              $24,452
Jan-2001              $25,953              $25,726
Feb-2001              $24,510              $24,039
Mar-2001              $23,160              $22,863
Apr-2001              $25,288              $24,651
May-2001              $26,502              $25,257
Jun-2001              $27,512              $26,157
Jul-2001              $27,358              $24,741
Aug-2001              $27,196              $23,942
Sep-2001              $23,315              $20,720
Oct-2001              $24,068              $21,932
Nov-2001              $25,257              $23,629
Dec-2001              $27,574              $25,087
Jan-2002              $27,163              $24,826
Feb-2002              $26,918              $24,146
Mar-2002              $29,629              $26,087
Apr-2002              $29,570              $26,325
May-2002              $28,916              $25,156
Jun-2002              $27,349              $23,908
Jul-2002              $23,030              $20,298
Aug-2002              $22,991              $20,247
Sep-2002              $21,074              $18,794
Oct-2002              $21,736              $19,397
Nov-2002              $22,901              $21,127
Dec-2002              $21,604              $19,950

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Russell 2000 Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

 SHARES                                                                  VALUE
 ------                                                               ------------
          COMMON STOCK -- 97.2%
          AEROSPACE -- 2.6%
 191,344  United Defense Industries, Inc.* .........................  $  4,458,315
                                                                      ------------
          AUTOMOTIVE -- 2.1%
 244,000  Keystone Automotive Industries, Inc.* ....................     3,664,880
                                                                      ------------

          BUILDING/CONSTRUCTION -- 3.2%
 195,000  Astec Industries, Inc.* ..................................     1,936,350
 206,800  ElkCorp. .................................................     3,577,640
                                                                      ------------
                                                                         5,513,990
                                                                      ------------

          BUSINESS SERVICES -- 3.4%
 182,300  Certegy Inc.* ............................................     4,475,465
  63,100  Manhattan Associates, Inc.* ..............................     1,492,946
                                                                      ------------
                                                                         5,968,411
                                                                      ------------

          CHEMICALS -- 2.5%
  86,200  Cambrex Corp. ............................................     2,604,102
  72,500  Ferro Corp. ..............................................     1,771,175
                                                                      ------------
                                                                         4,375,277
                                                                      ------------

          COMMERCIAL SERVICES -- 2.3%
 219,975  SOURCECORP, Inc.* ........................................     4,089,335
                                                                      ------------

          COMPUTER SERVICES -- 3.5%
 140,189  Mercury Computer Systems, Inc.* ..........................     4,278,568
 119,500  Tier Technologies, Inc.* .................................     1,912,000
                                                                      ------------
                                                                         6,190,568
                                                                      ------------
          COMPUTER SOFTWARE -- 7.1%
 371,300  Advent Software, Inc.* ...................................     5,060,819
 196,833  John H. Harland Co. ......................................     4,355,914
 396,200  MSC Software Corp. .......................................     3,058,664
                                                                      ------------
                                                                        12,475,397
                                                                      ------------
          CONTAINERS & PACKING -- 1.4%
 597,300  Intertape Polymer Group, Inc.* ...........................     2,460,876
                                                                      ------------

          DIVERSIFIED MANUFACTURING -- 1.3%
 121,200  Federal Signal Corp. .....................................     2,353,704
                                                                      ------------
          DRUGS & MEDICAL PRODUCTS -- 6.8%
 189,200  Cytyc Corp.* .............................................     1,929,840
 259,465  Enzon Pharmaceuticals, Inc.* .............................     4,338,255
 133,400  Priority Healthcare Corp.* ...............................     3,094,880
 162,817  SICOR Inc.* ..............................................     2,580,649
                                                                      ------------
                                                                        11,943,624
                                                                      ------------
 SHARES                                                                  VALUE
 ------                                                               ------------
          ENERGY -- 5.1%
 158,500  Black Hills Corp. ........................................  $  4,203,420
 181,643  MDU Resources Group, Inc. ................................     4,688,206
                                                                      ------------
                                                                         8,891,626
                                                                      ------------

          FINANCIAL SERVICES -- 8.0%
 131,217  Allied Capital Corp. .....................................     2,864,467
 138,900  American Capital Strategies, Ltd. ........................     2,998,851
 217,900  BISYS Group, Inc.* .......................................     3,464,610
 237,993  Waddell & Reed Financial, Inc. ...........................     4,681,323
                                                                      ------------
                                                                        14,009,251
                                                                      ------------

          FOOD SERVICES -- 2.6%
  51,000  American Italian Pasta Co.* ..............................     1,834,980
 153,400  Ruby Tuesday, Inc. .......................................     2,652,286
                                                                      ------------
                                                                         4,487,266
                                                                      ------------

          HEALTH & HOSPITALS -- 1.3%
  61,700  CorVel Corp.* ............................................     2,205,775
                                                                      ------------

          HEALTH & PERSONAL CARE -- 1.7%
 145,900  NDCHealth Corp. ..........................................     2,903,410
                                                                      ------------

          INDUSTRIAL MANUFACTURING -- 1.0%
  93,400  Cognex Corp.* ............................................     1,721,362
                                                                      ------------

          INSURANCE -- 2.7%
 281,100  Insurance Auto Auctions, Inc.* ...........................     4,663,449
                                                                      ------------

          MACHINERY/ENGINEERING -- 1.4%
 108,600  National-Oilwell, Inc.* ..................................     2,371,824
                                                                      ------------

          MARKETING -- 1.0%
 102,500  MSC Industrial Direct Co., Inc.* .........................     1,819,375
                                                                      ------------

          OFFICE EQUIPMENT -- 1.5%
 829,000  Interface, Inc. ..........................................     2,545,030
                                                                      ------------

          OIL & GAS -- 4.8%
  71,400  CARBO Ceramics, Inc. .....................................     2,406,180
  72,200  Energen Corp. ............................................     2,101,020
 200,300  Universal Compression Holdings, Inc.* ....................     3,831,739
                                                                      ------------
                                                                         8,338,939
                                                                      ------------

          OPTICAL SUPPLIES -- 0.8%
  84,500  Ocular Sciences, Inc.* ...................................     1,311,440
                                                                      ------------

          PAPER PRODUCTS -- 2.3%
 646,695  Buckeye Technologies, Inc.* ..............................     3,977,174
                                                                      ------------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

 SHARES                                                                  VALUE
 ------                                                               ------------
          COMMON STOCK (CONCLUDED)
          REAL ESTATE -- 6.5%
 126,800  Capital Automotive--REIT .................................  $  3,005,160
 247,200  Lexington Corp. Properties Trust--REIT ...................     3,930,480
  93,800  Manufactured Home Communities, Inc.--REIT ................     2,779,294
 159,800  Senior Housing Properties
            Trust--REIT ............................................     1,695,478
                                                                      ------------
                                                                        11,410,412
                                                                      ------------

          RETAIL -- 9.8%
 324,800  Aeropostale, Inc.* .......................................     3,433,136
 324,300  Big Lots, Inc.* ..........................................     4,290,489
 120,300  Christopher & Banks Corp.* ...............................     2,496,225
 207,932  Duane Reade Inc.* ........................................     3,534,844
 177,800  J. Jill Group, Inc.* .....................................     2,485,644
 160,800  Tweeter Home Entertainment Group, Inc.* ..................       942,288
                                                                      ------------
                                                                        17,182,626
                                                                      ------------

          SEMICONDUCTORS -- 0.9%
 117,931  Photronics, Inc.* ........................................     1,615,655
                                                                      ------------
          TECHNOLOGY -- 5.6%
 192,900  BEI Technologies, Inc. ...................................     2,158,551
 357,200  SBS Technologies, Inc.* ..................................     3,271,952
  88,300  ScanSource, Inc.* ........................................     4,353,190
                                                                      ------------
                                                                         9,783,693
                                                                      ------------
 SHARES                                                                  VALUE
 ------                                                               ------------

          TELECOMMUNICATIONS -- 1.6%
 174,900  EMS Technologies, Inc.* ..................................  $  2,730,364
                                                                      ------------

          TRANSPORTATION -- 1.4%
 110,400  Werner Enterprises, Inc. .................................     2,376,912
                                                                      ------------

          TRUCKING & SHIPPING -- 1.0%
  80,509  Ryder System, Inc. .......................................     1,806,622
                                                                      ------------
            Total Common Stock
              (cost-$187,762,557)...................................   169,646,582
                                                                      ------------

PRINCIPAL
 AMOUNT
  (000)
---------
           U.S. GOVERNMENT AGENCY
             DISCOUNT NOTES -- 3.0%
 $5,254    Student Loan Marketing Association,
             0.75%, 1/2/03
             (cost-$5,253,891) ......................................     5,253,891
                                                                       ------------

                    Total Investments
                      (cost-$193,016,448).................  100.2%   174,900,473
                    Liabilities in excess of other assets    (0.2)      (306,994)
                                                            -----   ------------
                    Net Assets ...........................  100.0%  $174,593,479
                                                            =====   ============

* Non-income producing security

REIT--Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
Investments, at value (cost-$193,016,448).........  $174,900,473
Dividends receivable..............................       126,504
Receivable for shares of beneficial interest
  sold............................................        75,802
Prepaid expenses..................................        11,929
                                                    ------------
  Total Assets....................................   175,114,708
                                                    ------------

LIABILITIES:
Due to custodian..................................        69,460
Investment advisory fee payable...................       121,638
Payable for investments purchased.................       108,185
Payable for shares of beneficial interest
  redeemed........................................       103,598
Accrued expenses..................................       118,348
                                                    ------------
  Total Liabilities...............................       521,229
                                                    ------------
    Net Assets....................................  $174,593,479
                                                    ============

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $     81,130
Paid-in-capital in excess of par..................   211,708,151
Undistributed net investment income...............       171,110
Accumulated net realized loss on investments......   (19,250,937)
Net unrealized depreciation of investments........   (18,115,975)
                                                    ------------
    Net Assets....................................  $174,593,479
                                                    ============
Shares outstanding................................     8,112,963
                                                    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................        $21.52
                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
Dividends.........................................  $  2,287,216
Interest..........................................       120,456
                                                    ------------
    Total investment income.......................     2,407,672
                                                    ------------
EXPENSES:
Investment advisory fees..........................     1,868,638
Trustees' fees and expenses.......................        71,825
Custodian fees....................................        54,625
Reports to shareholders...........................        52,630
Transfer agent fees...............................        28,253
Audit and tax service fees........................        25,020
Insurance expense.................................         8,252
Legal fees........................................         6,802
Miscellaneous.....................................         6,687
                                                    ------------
    Total expenses................................     2,122,732
                                                    ------------
      Net investment income.......................       284,940
                                                    ------------
REALIZED AND UNREALIZED LOSS:
  Net realized loss on investments................   (18,980,297)
  Net change in unrealized
    appreciation/depreciation of investments......   (39,502,811)
                                                    ------------
    Net realized and unrealized loss on
      investments.................................   (58,483,108)
                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $(58,198,168)
                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                            YEAR ENDED DECEMBER 31,
                                          ---------------------------
                                              2002           2001
                                          -------------  ------------
INVESTMENT OPERATIONS:
Net investment income...................  $     284,940  $    179,663
Net realized gain (loss) on
  investments...........................    (18,980,297)   35,865,703
Net change in unrealized
  appreciation/depreciation of
  investments...........................    (39,502,811)  (18,065,295)
                                          -------------  ------------
  Net increase (decrease) in net assets
    resulting from investment
    operations..........................    (58,198,168)   17,980,071
                                          -------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................       (166,948)   (1,711,096)
Net realized gains......................    (36,247,311)  (15,326,092)
                                          -------------  ------------
  Total dividends and distributions paid
    to shareholders.....................    (36,414,259)  (17,037,188)
                                          -------------  ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares....    104,589,255   109,412,893
Reinvestment of dividends and
  distributions.........................     36,414,259    17,037,188
Cost of shares redeemed.................   (126,588,378)  (97,270,829)
                                          -------------  ------------
  Net increase in net assets from share
    transactions........................     14,415,136    29,179,252
                                          -------------  ------------
    Total increase (decrease) in net
      assets............................    (80,197,291)   30,122,135

NET ASSETS:
Beginning of year.......................    254,790,770   224,668,635
                                          -------------  ------------
End of year (including undistributed net
  investment income of $171,110 and
  $125,980, respectively)...............   $174,593,479  $254,790,770
                                          =============  ============
SHARES ISSUED AND REDEEMED:
Issued..................................      3,834,926     3,572,008
Issued in reinvestment of dividends and
  distributions.........................      1,387,210       588,708
Redeemed................................     (5,007,297)   (3,227,501)
                                          -------------  ------------
  Net increase..........................        214,839       933,215
                                          =============  ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2002      2001      2000      1999      1998
                           --------  --------  --------  --------  --------
Net asset value,
  beginning of year......    $32.26    $32.26    $22.52    $23.10    $26.37
                           --------  --------  --------  --------  --------
INVESTMENT OPERATIONS:
Net investment income....      0.03      0.02      0.26      0.14      0.14
Net realized and
  unrealized gain (loss)
  on investments.........     (6.18)     2.38      9.62     (0.57)    (2.38)
                           --------  --------  --------  --------  --------
  Total income (loss)
    from investment
    operations...........     (6.15)     2.40      9.88     (0.43)    (2.24)
                           --------  --------  --------  --------  --------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....     (0.02)    (0.24)    (0.14)    (0.15)    (0.09)
Net realized gains.......     (4.57)    (2.16)       --        --     (0.94)
                           --------  --------  --------  --------  --------
  Total dividends and
    distributions to
    shareholders.........     (4.59)    (2.40)    (0.14)    (0.15)    (1.03)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................    $21.52    $32.26    $32.26    $22.52    $23.10
                           ========  ========  ========  ========  ========

TOTAL RETURN (1).........     (21.6)%      8.3%     44.2%     (1.8)%     (9.0)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $174,593  $254,791  $224,669  $151,290  $155,506
Ratio of expenses to
  average net assets
  (2)....................      0.91%     0.90%     0.90%     0.89%     0.88%
Ratio of net investment
  income to average net
  assets.................      0.12%     0.08%     1.03%     0.61%     0.72%
Portfolio Turnover.......       147%      156%      114%       99%       51%

------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank (See
     (1)(G) in Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio and the PIMCO Renaissance Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (C) INCOME TAXES

For federal income tax purposes, the cost of securities owned at December 31, 2002 was $195,752,991. Accordingly, net unrealized depreciation of investments of $20,852,518 was composed of gross appreciation of $7,928,165 for those investments having an excess of value over cost and gross depreciation of $28,780,683 for those investments having an excess of cost over value.

The tax character of dividends and distributions paid during the years ended December 31:

                                             2002         2001
                                          -----------  -----------
Ordinary income.........................  $25,922,222  $ 6,337,198
Long-term capital gain..................  $10,492,037  $10,699,990

At December 31, 2002, tax basis distributable earnings of $96,741 was composed entirely of ordinary income.

At December 31, 2002, the Portfolio had capital loss carryforward of $12,965,113 (all of which expires in 2010) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2002 of $3,459,279. Such losses are treated for tax purposes as arising on January 1, 2003.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, capital losses realized subsequent to October 31, 2002 on the sale of securities, investments in Real Estate Investment Trust and Trustees' retirement plan expenses.

  (D) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2002, the Portfolio's payable in connection with the Plan was $60,187, of which $22,641 was accrued during the year ended December 31, 2002.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $334,601,550 and $349,865,742, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $1.32159 per share during the fiscal year ended December 31, 2002, all of which is taxable as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Small Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, TRUSTEE, CHAIRMAN OF THE BOARD AND PRESIDENT*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 55
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 55 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director, Allianz Dresdner Asset Management of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Trustee, Chairman, PIMCO Funds; Multi-Manager Series; Chairman, Fixed Income SHares; Chairman, Chairman of the Board and Trustee, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II; Chairman, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund; Formerly, Executive Vice President, Smith Barney Inc.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 65
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, each of which is an open-end investment company. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 69
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, each of which is an open-end investment company; Formerly: President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 73
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 67
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College, 2002 (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustees and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler
Foundation, Inc., since 2000; Director of Navy League of the U.S. New York Council, 2002; Former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve Units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                 Chairman, President & Trustee
V. Lee Barnes                                    Trustee
Paul Y. Clinton                                  Trustee
Thomas W. Courtney                               Trustee
Lacy B. Herrmann                                 Trustee
Theodore T. Mason                                Trustee
Malcolm Bishopp                                  Executive Vice President
Brian S. Shlissel                                Executive Vice President, Treasurer & Secretary
Kenneth W. Corba                                 Vice President and Portfolio Manager
Mark F. Degenhart                                Vice President and Portfolio Manager
Michael F. Gaffney                               Vice President and Portfolio Manager
Richard J. Glasebrook, II                        Vice President and Portfolio Manager
Colin Glinsman                                   Vice President and Portfolio Manager
Louis P. Goldstein                               Vice President and Portfolio Manager
Matthew Greenwald                                Vice President and Portfolio Manager
William Gross                                    Vice President and Portfolio Manager
Benjamin D. Gutstein                             Vice President and Portfolio Manager
John Lindenthal                                  Vice President and Portfolio Manager
Elisa A. Mazen                                   Vice President and Portfolio Manager
Dennis McKechnie                                 Vice President and Portfolio Manager
John Schneider                                   Vice President and Portfolio Manager
Lawrence G. Altadonna                            Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        U.S. GOVERNMENT INCOME PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                                   MANAGED BY
                             [OPCAP ADVISORS LOGO]

                               2002 ANNUAL REPORT

In a favorable year for fixed income investors, the U.S. Government Income Portfolio (the "Portfolio") delivered strong performance, slightly exceeding the performance of its benchmark. For the year ended December 31, 2002, the Portfolio's return of 9.7% compared to 9.6% for the Lehman Brothers Intermediate Government Bond Index (the "Lehman Index"). The Portfolio's return represents a combination of investment income plus an increase in net asset value ("NAV") per share from $10.71 at December 31, 2001 to $11.21 at the end of 2002. The Portfolio returned 5.9% during the second half of the year versus 5.8% for the Lehman Index.

The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio primarily owns intermediate-term securities and places a priority on maintaining a relatively stable NAV per share and is intended for investors seeking high current income from investments in Government securities.

For the three years ended December 31, 2002, the Portfolio provided an average annual total return of 8.9% compared with 9.5% for the Lehman Index. For the five years ended December 31, 2002, the Portfolio's average annual total return of 6.5% compared with 7.4% for the Lehman Index. From its inception on January 3, 1995 through December 31, 2002, the Portfolio has provided an average annual total return of 7.0% versus 7.9% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

During 2002, the bond market benefited from low inflation, economic uncertainty and a flight to safety from the volatility of the stock market. Treasury bonds had a particularly robust year, rising in price and moving to historically low yields. In the fourth quarter, some of the bond market's earlier vigor disappeared as the stock market recovered and the economic outlook brightened.

In managing the Portfolio, we held a relatively steady course, maintaining a sizable ownership of U.S. Treasury securities. This benefited performance, since Treasuries delivered the bond market's best returns for the year. Treasuries accounted for 50.2% of the Portfolio's net assets at December 31, 2002, compared with 52.8% a year earlier. The Portfolio is also invested in Government agency and mortgage-backed securities, representing 34.6% of net assets at December 31, 2002. At the end of 2002, corporate notes represented 10.5% of net assets and short-term investments 3.9% of net assets.

The average maturity of the Portfolio was approximately 4.9 years at December 31, 2002.

We believe bonds should continue to perform well so long as inflation remains under control. However, we do not anticipate returns in 2003 to be as high as what was experienced in 2002. We remain focused on investing in those sector, maturity and quality groups of the bond market that we believe offer the best relative value, the highest yield at the lowest price with the least amount of risk. The Portfolio's goal is to produce favorable returns while maintaining a relatively stable net asset value.

            OCC ACCUMULATION TRUST--U.S. GOVERNMENT INCOME PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX+
                         PERIOD ENDED DECEMBER 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN
1 Year                       9.7%
5 Year                       6.5%
Since January 3, 1995*       7.0%

            U.S. GOVERNMENT   LEHMAN BROS. INTERMEDIATE
            INCOME PORTFOLIO      GOV'T BOND INDEX+
1/3/95*              $10,000                    $10,000
1/31/95              $10,143                    $10,163
2/28/95              $10,334                    $10,359
3/31/95              $10,367                    $10,631
4/30/95              $10,481                    $10,762
5/31/95              $10,768                    $10,461
6/30/95              $10,830                    $10,917
7/31/95              $10,829                    $10,908
8/31/95              $10,912                    $10,999
9/30/95              $10,974                    $11,073
10/31/95             $11,078                    $11,194
11/30/95             $11,212                    $11,331
12/31/95             $11,314                    $11,443
1/31/96              $11,400                    $11,539
2/29/96              $11,268                    $11,417
3/31/96              $11,222                    $11,364
4/30/96              $11,195                    $11,332
5/31/96              $11,188                    $11,326
6/30/96              $11,291                    $11,441
7/31/96              $11,307                    $11,477
8/31/96              $11,312                    $11,489
9/30/96              $11,438                    $11,638
10/31/96             $11,599                    $11,829
11/30/96             $11,728                    $11,972
12/31/96             $11,657                    $11,907
1/31/97              $11,686                    $11,952
2/28/97              $11,688                    $11,971
3/31/97              $11,626                    $11,903
4/30/97              $11,736                    $12,038
5/31/97              $11,814                    $12,132
6/30/97              $11,914                    $12,236
7/31/97              $12,143                    $12,461
8/31/97              $12,073                    $12,414
9/30/97              $12,210                    $12,549
10/31/97             $12,350                    $12,696
11/30/97             $12,371                    $12,724
12/31/97             $12,477                    $12,827
1/31/98              $12,653                    $12,994
2/28/98              $12,621                    $12,979
3/31/98              $12,651                    $13,019
4/30/98              $12,706                    $13,082
5/31/98              $12,822                    $13,172
6/30/98              $12,937                    $13,260
7/31/98              $12,955                    $13,311
8/31/98              $13,218                    $13,562
9/30/98              $13,542                    $13,878
10/31/98             $13,459                    $13,902
11/30/98             $13,461                    $13,859
12/31/98             $13,492                    $13,913
1/31/99              $13,556                    $13,976
2/28/99              $13,301                    $13,784
3/31/99              $13,352                    $13,875
4/30/99              $13,391                    $13,913
5/31/99              $13,263                    $13,828
6/30/99              $13,210                    $13,847
7/31/99              $13,172                    $13,848
8/31/99              $13,160                    $13,868
9/30/99              $13,279                    $13,987
10/31/99             $13,295                    $14,015
11/30/99             $13,323                    $14,025
12/31/99             $13,273                    $13,981
1/31/2000            $13,236                    $13,934
2/29/2000            $13,371                    $14,050
3/31/2000            $13,481                    $14,210
4/30/2000            $13,469                    $14,204
5/31/2000            $13,500                    $14,242
6/30/2000            $13,693                    $14,469
7/31/2000            $13,778                    $14,564
8/31/2000            $13,946                    $14,727
9/30/2000            $14,018                    $14,856
10/31/2000           $14,144                    $14,958
11/30/2000           $14,383                    $15,178
12/31/2000           $14,651                    $15,445
1/31/2001            $14,821                    $15,651
2/28/2001            $14,945                    $15,794
3/31/2001            $15,042                    $15,908
4/30/2001            $14,915                    $15,857
5/31/2001            $14,958                    $15,922
6/30/2001            $15,028                    $15,973
7/31/2001            $15,341                    $16,272
8/31/2001            $15,470                    $16,417
9/30/2001            $15,784                    $16,768
10/31/2001           $16,057                    $17,030
11/30/2001           $15,793                    $16,827
12/31/2001           $15,615                    $16,746
1/31/2002            $15,699                    $16,818
2/28/2002            $15,819                    $16,958
3/31/2002            $15,518                    $16,702
4/30/2002            $15,842                    $17,014
5/31/2002            $15,956                    $17,133
6/30/2002            $16,173                    $17,347
7/31/2002            $16,466                    $17,674
8/31/2002            $16,655                    $17,875
9/30/2002            $16,995                    $18,182
10/31/2002           $16,924                    $18,170
11/30/2002           $16,787                    $18,026
12/31/2002           $17,124                    $18,360

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

+ The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that is not available for direct investment. All interest is reinvested.

* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

PRINCIPAL
 AMOUNT
  (000)                                                                  VALUE
---------                                                              ----------
           LONG-TERM INVESTMENTS -- 95.3%
           CORPORATE BONDS -- 10.5%
           FINANCIAL SERVICES -- 7.8%
 $  375    Commercial Credit Group Inc., 7.75%, 3/1/05 ..............  $  414,836
    275    General Electric Capital Corp., 6.00%, 6/15/12 ...........     296,910
                                                                       ----------
                                                                          711,746
                                                                       ----------

           UTILITIES -- 2.7%
    225    National Rural Utilities, 6.00%, 5/15/06 .................     245,455
                                                                       ----------
             Total Corporate Bonds (cost-$887,888) ..................     957,201
                                                                       ----------
           MORTGAGE-RELATED SECURITIES -- 22.6%
           Fannie Mae,
    300      5.25%, 8/1/12 ..........................................     313,259
     22      9.50%, 12/1/06-12/1/19 .................................      24,628
           Freddie Mac,
    450      5.875%, 3/21/11 ........................................     493,511
    425      6.375%, 8/1/11 .........................................     466,718
           Government National Mortgage Association,
     22      4.00%, 10/20/25 ........................................      22,354
    718      6.50%, 3/15/32 .........................................     754,155
                                                                       ----------
             Total Mortgage-Related Securities (cost-$1,958,468) ....   2,074,625
                                                                       ----------
           U.S. GOVERNMENT AGENCY -- 12.0%
           Tennessee Valley Authority,
  1,000      5.375%, 11/13/08 (cost-$998,262) .......................   1,099,851
                                                                       ----------
           U.S. TREASURY BONDS AND NOTES -- 50.2%
    200      5.00%, 8/15/11 .........................................     219,312
    275      5.25%, 11/15/28 ........................................     287,235
  1,850      5.75%, 8/15/03-8/15/10 .................................   1,932,130
    950      5.875%, 11/15/04 .......................................   1,026,037
    950      6.50%, 2/15/10 .........................................   1,135,546
                                                                       ----------
             Total U.S. Treasury Bonds and Notes (cost-$4,381,613)...   4,600,260
                                                                       ----------
                 Total Long-Term Investments (cost $8,226,231) ......   8,731,937
                                                                       ----------
           SHORT-TERM INVESTMENT -- 3.9%
           U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 3.9%
    360    Student Loan Marketing Association 75%, 1/2/03
             (cost-$359,993) ........................................     359,993
                                                                       ----------

                    Total Investments (cost-$8,586,224)...   99.2%    9,091,930
                    Other assets less liabilities ........    0.8        71,312
                                                            -----    ----------
                    Net Assets ...........................  100.0%   $9,163,242
                                                            =====    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
Investments, at value (cost-$8,586,224)...........  $9,091,930
Cash..............................................         134
Interest receivable...............................     125,268
Prepaid expenses..................................         202
                                                    ----------
  Total Assets....................................   9,217,534
                                                    ----------

LIABILITIES:
Payable for shares of beneficial interest
  redeemed........................................      34,704
Investment advisory fee payable...................       4,631
Accrued expenses..................................      14,957
                                                    ----------
  Total Liabilities...............................      54,292
                                                    ----------
    Net Assets....................................  $9,163,242
                                                    ==========

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value
  (unlimited number authorized)...................  $    8,171
Paid-in-capital in excess of par..................   8,538,536
Dividends in excess of net investment income......      (2,234)
Accumulated net realized gain on investments......     113,063
Net unrealized appreciation of investments........     505,706
                                                    ----------
    Net Assets....................................  $9,163,242
                                                    ==========
Shares outstanding................................     817,108
                                                    ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................      $11.21
                                                    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Interest........................................  $436,103
                                                    --------

EXPENSES:
  Investment advisory fees........................    53,995
  Custodian fees..................................    11,833
  Audit and tax service fees......................     8,996
  Transfer agent fees.............................     4,063
  Reports to shareholders.........................     3,884
  Trustees' fees and expenses.....................     2,598
  Insurance expense...............................     1,075
  Miscellaneous...................................       995
                                                    --------
    Total expenses................................    87,439
    Less: expense offset..........................      (616)
                                                    --------
    Net expenses..................................    86,823
                                                    --------
      Net investment income.......................   349,280
                                                    --------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments................   113,405
  Net change in unrealized
    appreciation/depreciation of investments......   365,162
                                                    --------
    Net realized and unrealized gain on
     investments..................................   478,567
                                                    --------
NET INCREASE IN NET ASSETS RESULTING FROM
  INVESTMENT OPERATIONS...........................  $827,847
                                                    ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                          YEAR ENDED DECEMBER 31,
                                          ------------------------
                                             2002         2001
                                          -----------  -----------
INVESTMENT OPERATIONS:
Net investment income...................  $  349,280   $  415,222
Net realized gain on investments........     113,405       89,811
Net change in unrealized
  appreciation/depreciation of
  investments...........................     365,162      102,614
                                          ----------   ----------
  Net increase in net assets resulting
    from investment operations..........     827,847      607,647
                                          ----------   ----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................    (378,761)    (415,222)
Net realized gains......................     (41,408)          --
                                          ----------   ----------
    Total dividends and distributions to
      shareholders......................    (420,169)    (415,222)
                                          ----------   ----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares....   1,829,202    1,505,935
Reinvestment of dividends and
  distributions.........................     420,169      415,222
Cost of shares redeemed.................  (2,521,877)  (2,521,498)
                                          ----------   ----------
  Net decrease in net assets from share
    transactions........................    (272,506)    (600,341)
                                          ----------   ----------
    Total increase (decrease) in net
      assets............................     135,172     (407,916)

NET ASSETS:
Beginning of year.......................   9,028,070    9,435,986
                                          ----------   ----------
End of year (including undistributed net
  investment income of $26,905 at
  December 31, 2001)....................  $9,163,242   $9,028,070
                                          ==========   ==========
SHARES ISSUED AND REDEEMED:
Issued..................................     167,128      139,930
Issued in reinvestment of dividends and
  distributions.........................      38,775       38,867
Redeemed................................    (231,711)    (234,611)
                                          ----------   ----------
  Net decrease..........................     (25,808)     (55,814)
                                          ==========   ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                         YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------
                            2002     2001        2000        1999        1998
                           -------  -------     -------     -------     -------
Net asset value,
  beginning of year......  $10.71   $10.50      $10.00      $10.66       $10.51
                           ------   ------      ------      ------      -------
INVESTMENT OPERATIONS:
Net investment income....    0.46     0.47        0.51        0.49         0.53
Net realized and
  unrealized gain (loss)
  on investments.........    0.55     0.21        0.50       (0.66)        0.31
                           ------   ------      ------      ------      -------
  Total income (loss)
    from investment
    operations...........    1.01     0.68        1.01       (0.17)        0.84
                           ------   ------      ------      ------      -------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income....   (0.46)   (0.47)      (0.51)      (0.49)       (0.53)
Net realized gains.......   (0.05)      --          --          --        (0.16)
                           ------   ------      ------      ------      -------
  Total dividends and
    distributions to
    shareholders.........   (0.51)   (0.47)      (0.51)      (0.49)       (0.69)
                           ------   ------      ------      ------      -------
Net asset value, end of
  year...................  $11.21   $10.71      $10.50      $10.00       $10.66
                           ======   ======      ======      ======      =======
TOTAL RETURN (1).........     9.7%     6.6%       10.4%       (1.6)%        8.1%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000's)................  $9,163   $9,028      $9,436      $9,830      $10,542
Ratio of expenses to
  average net
  assets (2).............    0.97%    1.00%(3)    1.01%(3)    0.95%        1.00%(3)
Ratio of net investment
  income to average net
  assets.................    3.88%    4.40%(3)    5.04%(3)    4.78%        4.96%(3)
Portfolio Turnover.......      68%      60%         35%         69%          80%

------------------------

(1)  Assumes reinvestment of all dividends and distributions.
(2)  Inclusive of expenses offset by earnings credits from custodian bank (See
     (1)(G) in Notes to Financial Statements).
(3) During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 4.35%, respectively, for the year ended December 31, 2001, 1.11% and 4.94%, respectively, for the year ended December 31, 2000, and 1.19% and 4.77%, respectively, for the year ended December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio"), the Mid Cap Portfolio, the Science & Technology Portfolio and the PIMCO Renaissance Portfolio. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investments in debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INCOME TAXES

For federal income tax purposes the cost of securities owned at December 31, 2002 was $8,586,224. Accordingly, net unrealized appreciation of investments of $505,706 was composed of gross appreciation of $505,722 for those investments having an excess of value over cost and gross depreciation of $16 for those investments having an excess of cost over value.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (C) INCOME TAXES (CONCLUDED)

The tax character of dividends and distributions paid during the years ended December 31:

                                            2002      2001
                                          --------  --------
Ordinary income.........................  $392,338  $415,222
Long-term capital gains.................   $27,831     --

At December 31, 2002, tax basis distributable earnings were:

Ordinary income...................................  $30,607
Long-term capital gain............................  $83,631

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of paydowns on certain securities and Trustees' retirement plan expenses.

  (D) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2002
                                   (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lesser period as may be approved by the Board of Trustees) to become eligible to receive benefits. At December 31, 2002, the Portfolio's payable in connection with the Plan was $3,409, of which $960 was accrued during the year ended December 31, 2002.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.60%. The Investment Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term and government securities, aggregated $5,950,757 and $6,216,055, respectively.

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------

The Portfolio paid long-term capital gain dividends of $0.0333 per share during the fiscal year ended December 31, 2002, all of which is taxable as 20%-rate capital gain dividends.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust -- U.S. Government Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Income Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES

STEPHEN TREADWAY, TRUSTEE, CHAIRMAN OF THE BOARD AND PRESIDENT*
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 55
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 55 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director, Allianz Dresdner Asset Management of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Trustee, Chairman, PIMCO Funds: Multi-Manager Series; Chairman, Fixed Income SHares; Chairman, Chairman of the Board and Trustee, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II; Chairman, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund; Formerly, Executive Vice President, Smith Barney Inc.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.
--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 65
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONTINUED)

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, each of which is an open-end investment company. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.
--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 69
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; formerly:
Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, each of which is an open-end investment company; President of Federated Investment Counseling, Inc.; President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

                             OCC ACCUMULATION TRUST
                               BOARD OF TRUSTEES
                                   (CONCLUDED)

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 73
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Balanced Fund, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.
--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 67
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners, Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc., since 2000. Director of Navy League of the New York Council, 2002; former National Officer of the Naval Reserve Association and Commanding Officer of four Naval Reserve units, Captain, USNR (Ret.).

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                                    Chairman, President & Trustee
V. Lee Barnes                                       Trustee
Paul Y. Clinton                                     Trustee
Thomas W. Courtney                                  Trustee
Lacy B. Herrmann                                    Trustee
Theodore T. Mason                                   Trustee
Malcolm Bishopp                                     Executive Vice President
Brian S. Shlissel                                   Executive Vice President, Treasurer & Secretary
Kenneth W. Corba                                    Vice President and Portfolio Manager
Mark F. Degenhart                                   Vice President and Portfolio Manager
Michael F. Gaffney                                  Vice President and Portfolio Manager
Richard J. Glasebrook, II                           Vice President and Portfolio Manager
Colin Glinsman                                      Vice President and Portfolio Manager
Louis P. Goldstein                                  Vice President and Portfolio Manager
Matthew Greenwald                                   Vice President and Portfolio Manager
William Gross                                       Vice President and Portfolio Manager
Benjamin D. Gutstein                                Vice President and Portfolio Manager
John Lindenthal                                     Vice President and Portfolio Manager
Elisa A. Mazen                                      Vice President and Portfolio Manager
Dennis McKechnie                                    Vice President and Portfolio Manager
John Schneider                                      Vice President and Portfolio Manager
Lawrence G. Altadonna                               Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

OCC ACCUMULATION TRUST

PIMCO RENAISSANCE PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 2002

MANAGED BY

[OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                           PIMCO RENAISSANCE PORTFOLIO

                                   MANAGED BY

                             [OPCAP ADVISORS LOGO]

                               2002 ANNUAL REPORT

The PIMCO Renaissance Portfolio (the "Portfolio") commenced operations on July 10, 2002 to provide long-term capital appreciation and income. The Portfolio is sub-advised by PIMCO Equity Advisors ("PEA"), a leading equity manager. The Portfolio invests primarily in companies with market capitalizations ranging between $1 billion and $10 billion, generating income by investing a portion of assets in dividend-paying stocks.

The Portfolio outperformed its benchmark, the Russell Mid Cap Value Index (the "Index") during the fourth quarter of 2002, returning 16.1% versus 7.1% for the Index. However, from its inception through December 31, 2002, the Portfolio trailed the Index, returning (12.1) % compared with (4.6) % for the Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

PEA spent the initial period following inception assembling a portfolio of stocks that met its investment criteria. PEA is optimistic regarding the economy and has therefore positioned the Portfolio for economic improvement, with an overweighting in the energy sector, particularly natural gas. The Portfolio has only limited investments in regional banks and consumer staple stocks. This pro-cyclical positioning detracted from performance during the third quarter of 2002 as signs appeared that the economy was sputtering, but helped in the fourth quarter as the economic outlook strengthened. Although there has been much hand wringing about the economy, gross domestic product in 2002 looks to have grown at slightly less than 2.5%, which is approximately equal to an average year in the domestic economy.

The Portfolio buys stocks which PEA believes are undervalued relative to their industry group and with business fundamentals that are expected to improve. Every stock the Portfolio purchases has a catalyst, which could be a supply/demand imbalance, new management or a cost cutting initiative.

At December 31, 2002, the Portfolio's largest position was retailer J.C. Penney, representing 5.1% of net assets. The stock has been a strong performer, returning more than 20% from July 10, 2002 through year-end, driven by rising profits. The company reported third quarter operating earnings of $0.30 per share, more than double prior-year third quarter results. Other top positions included: J.P. Morgan Chase (financial services), representing 4.5% of net assets; Liberty Media (media, communications and entertainment), 4.2% of net assets; PG&E (utility), 4.2% of net assets; and Household International (consumer finance), 4.0% of net assets.

Major industry positions at December 31, 2002 were: oil and gas, representing 18.1% of the Portfolio's net assets; electronics, 10.6% of net assets; financial services, 8.6% of net assets; retail, 6.8% of net assets; and insurance, 6.2% of net assets.

We believe the stock market will perform well during the first half of 2003. The economy appears poised to rebound nicely and, most importantly, corporate profits are growing at a double digit rate. The disconnect between improving earnings and the poor stock market in 2002 should give way to an environment that rewards and anticipates improving fundamentals. The market is reasonably valued, and once there is clarity on the potential conflict in Iraq and North Korea's saber rattling subsides, we feel that equities are poised for a reasonably strong move. The firm is more optimistic than the consensus view of mediocre to below average equity market returns for the year. PEA believes that oil prices, although a temporary retardant on earnings at levels above $32 per barrel, will return to a more normal range as OPEC responds to the crisis in Venezuela.

              OCC ACCUMULATION TRUST - PIMCO RENAISSANCE PORTFOLIO
                   CHANGE IN VALUE OF A $10,000 INVESTMENT IN
               THE PORTFOLIO AND THE RUSSELL MID CAP VALUE INDEX*
                   JULY 10, 2002** THROUGH DECEMBER 31, 2002

                         Cumulative Annual Total Return
                         ------------------------------
                             Since July 10, 2002**
                                    (12.1)%

[CHART]

                                         RENAISSANCE                                        RUSSELL MIDCAP VALUE INDEX*
                            RETURN                        GROWTH $                             RETURN      GROWTH $
                            ------                        --------                             ------      --------
                                                          10,000                                            10,000
      7/10/2002**            0.00%                        10,000                                0.00%       10,000
      7/31/2002             -6.80%                         9,320                               -4.58%        9,542
      8/31/2002             -2.25%                         9,110                                1.20%        9,657
      9/30/2002            -17.34%                         7,531                              -10.10%        8,681
      10/31/2002             7.44%                         8,091                                3.18%        8,957
      11/30/2002            16.93%                         9,461                                6.30%        9,522
      12/31/2002            -7.08%                         8,791                               -2.38%        9,295

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

* The Russell Mid Cap Value Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.
** Portfolio's inception.

The performance graph does not reflect charges imposed by the Variable Accounts.

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.

*The Russell Mid Cap Value Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.
**Portfolio's comencement of operations.

                             OCC ACCUMULATION TRUST
                           PIMCO RENAISSANCE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002

  SHARES                                                                                          VALUE
-----------                                                                                   ---------------
              COMMON STOCK-94.9%
              AEROSPACE/DEFENSE-0.4%
       200    Goodrich Corp.                                                                          $3,664
                                                                                              ---------------
              AIRLINES-1.6%
     2,200    AMR Corp.*                                                                              14,520
                                                                                              ---------------
              AUTOMOTIVE-5.7%
       600    ArvinMeritor, Inc.                                                                      10,002
       600    Goodyear Tire & Rubber Co.                                                               4,086
     1,100    Navistar International Corp., Inc.*                                                     26,741
     1,500    Visteon Corp.                                                                           10,440
                                                                                              ---------------
                                                                                                      51,269
                                                                                              ---------------
              BUILDING PRODUCTS-0.6%
       200    York International Corp.                                                                 5,114
                                                                                              ---------------
              CHEMICALS-3.6%
       500    Crompton Corp.                                                                           2,975
       200    FMC Corp.*                                                                               5,464
     1,600    IMC Global, Inc.                                                                        17,072
     1,800    Solutia, Inc.                                                                            6,534
                                                                                              ---------------
                                                                                                      32,045
                                                                                              ---------------
              COMPUTERS-1.8%
     3,200    Maxtor Corp.*                                                                           16,192
                                                                                              ---------------
              ELECTRONICS-10.6%
     2,500    Advanced Micro Devices, Inc.*                                                           16,150
     1,300    Amkor Technology, Inc.*                                                                  6,188
     3,100    Micron Technology, Inc.*                                                                30,194
     6,700    Sanmina-SCI Corp.*                                                                      30,083
     3,400    Solectron Corp.*                                                                        12,070
                                                                                              ---------------
                                                                                                      94,685
                                                                                              ---------------
              FINANCIAL SERVICES-8.6%
     1,300    Household International, Inc.                                                           36,153
     1,700    J.P. Morgan Chase & Co.                                                                 40,800
                                                                                              ---------------
                                                                                                      76,953
                                                                                              ---------------
              FINANCING-2.8%
     1,800    AmeriCredit Corp.*                                                                      13,932
       600    CIT Group,Inc.                                                                          11,760
                                                                                              ---------------
                                                                                                      25,692
                                                                                              ---------------
              FORESTRY-0.8%
     1,000    Tembec, Inc. (Canadian)                                                                  6,957
                                                                                              ---------------
              HEALTHCARE-2.0%
     2,400    HEALTHSOUTH Corp.                                                                       10,080
       300    PacifiCare Health Systems, Inc.*                                                         8,430
                                                                                              ---------------
                                                                                                      18,510
                                                                                              ---------------
              INDUSTRIAL MANUFACTURING-3.2%
     1,700    Tyco International, Ltd.                                                                29,036
                                                                                              ---------------


    SHARES                                                                                        VALUE
-----------                                                                                   ---------------
              INSURANCE-6.2%
       600    ACE Ltd.                                                                               $17,604
       400    American Financial Group, Inc.                                                           9,228
       200    CIGNA Corp.                                                                              8,224
       100    Fairfax Financial Holdings Ltd. (Canadian)                                               7,667
       300    Loews Corp.                                                                             13,338
                                                                                              ---------------
                                                                                                      56,061
                                                                                              ---------------
              MACHINERY-0.9%
     2,200    CNH Global N.V.                                                                          8,360
                                                                                              ---------------
              MEDIA-4.2%
     4,214    Liberty Media Corp.*                                                                    37,673
                                                                                              ---------------
              METALS & MINING-2.3%
       600    Alcan, Inc.                                                                             17,712
       200    Freeport-McMoran Copper & Gold, Inc.*                                                    3,356
                                                                                              ---------------
                                                                                                      21,068
                                                                                              ---------------
              OIL & GAS-18.1%
       400    Burlington Resources, Inc.                                                              17,060
       200    Diamond Offshore Drilling, Inc.                                                          4,370
     2,400    El Paso Corp.                                                                           16,704
     1,000    Nabors Industries, Ltd.*                                                                35,270
       100    Noble Energy, Inc.                                                                       3,755
     2,400    Pride International, Inc.*                                                              35,760
       900    Rowan Companies, Inc.                                                                   20,430
       100    Tidewater, Inc.                                                                          3,110
       700    Valero Energy Corp.                                                                     25,858
       100    Veritas DGC, Inc.*                                                                         790
                                                                                              ---------------
                                                                                                     163,107
                                                                                              ---------------
              PAPER-2.2%
       200    Bowater Inc.                                                                             8,390
       700    Georgia-Pacific Corp.                                                                   11,312
                                                                                              ---------------
                                                                                                      19,702
                                                                                              ---------------
              RETAIL-6.8%
       800    Fleming Companies, Inc.                                                                  5,256
     2,000    J.C. Penney Co., Inc.                                                                   46,020
       400    Sears, Roebuck and Co.                                                                   9,580
                                                                                              ---------------
                                                                                                      60,856
                                                                                              ---------------
              SEMICONDUCTORS-2.6%
       800    Credence Systems Corp.*                                                                  7,464
       900    Kulicke and Soffa Industries, Inc.*                                                      5,148
       800    Teradyne, Inc.*                                                                         10,408
                                                                                              ---------------
                                                                                                      23,020
                                                                                              ---------------
              TRANSPORTATION-5.1%
     1,000    CSX Corp.                                                                               28,310
       900    Swift Transportation Co., Inc.*                                                         18,016
                                                                                              ---------------
                                                                                                      46,326
                                                                                              ---------------


    SHARES                                                                                        VALUE
-----------                                                                                   ---------------
              UTILITIES-4.8%
     2,700    PG&E Corp.*                                                                            $37,530
       300    TXU Corp.                                                                                5,604
                                                                                              ---------------
                                                                                                      43,134
                                                                                              ---------------
                   Total Common Stock  (cost-$954,762)                                               853,944
                                                                                              ---------------
                   Total Investments  (cost-$954,762)                                94.9%           853,944
                   Other assets less liabilities                                      5.1             45,827
                                                                                 ----------   ---------------
                   Net Assets                                                       100.0%          $899,771
                                                                                 ==========   ===============

-----------
*Non-income producing security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                           PIMCO RENAISSANCE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS:
Investments, at value (cost-$954,762)                                                                          $ 853,944
Cash                                                                                                              30,888
Receivable for shares of beneficial interest sold                                                                 13,085
Receivable from Investment Adviser                                                                                12,500
Dividends receivable                                                                                                 997
                                                                                                             ------------
    Total Assets                                                                                                 911,414
                                                                                                             ------------
LIABILITIES:
Accrued expenses                                                                                                  11,643
                                                                                                             ------------
    Total Liabilities                                                                                             11,643
                                                                                                             ------------
     Net Assets                                                                                                $ 899,771
                                                                                                             ============
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited number authorized)                                      $ 1,024
Paid-in-capital in excess of par                                                                               1,019,649
Undistributed net investment income                                                                                  416
Net realized loss on investments                                                                                 (20,500)
Net unrealized depreciation of investments                                                                      (100,818)
                                                                                                             ------------
    Net Assets                                                                                                 $ 899,771
                                                                                                             ============
Shares outstanding                                                                                               102,374
                                                                                                             ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                                                     $8.79
                                                                                                             ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                           PIMCO RENAISSANCE PORTFOLIO
                             STATEMENT OF OPERATIONS
             FOR THE PERIOD JULY 10, 2002* THROUGH DECEMBER 31, 2002

INVESTMENT INCOME:
Dividends                                                                                                           $   4,577
                                                                                                                 -------------
EXPENSES:
Custodian fees                                                                                                          7,000
Audit and tax service fees                                                                                              6,500
Investment advisory fees                                                                                                3,320
Transfer agent fees                                                                                                     1,600
Miscellaneous                                                                                                           1,810
                                                                                                                 -------------
  Total  expenses                                                                                                      20,230

  Less: investment advisory fees waived                                                                                (3,320)
             expense reimbursed by Investment Adviser                                                                 (12,500)
             expense offset                                                                                              (260)
                                                                                                                 -------------
  Net expenses                                                                                                          4,150
                                                                                                                 -------------
    Net investment income                                                                                                 427
                                                                                                                 -------------
REALIZED AND UNREALIZED LOSS:
Net realized loss on investments.                                                                                     (20,511)
Net unrealized depreciation of investments                                                                           (100,818)
                                                                                                                 -------------
  Net realized and unrealized loss                                                                                   (121,329)
                                                                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS                                                     $(120,902)
                                                                                                                 =============

----------------------------------------
* Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                           PIMCO RENAISSANCE PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE PERIOD JULY 10, 2002* THROUGH DECEMBER 31, 2002

  INVESTMENT OPERATIONS:
  Net investment income                                                                                       $        427
  Net realized loss on investments                                                                                 (20,511)
  Net unrealized depreciation of investments                                                                      (100,818)
                                                                                                              -------------
      Net decrease in net assets resulting from operations                                                        (120,902)
                                                                                                              -------------
  SHARE TRANSACTIONS:
  Net proceeds from the sale of shares                                                                           1,021,697
  Cost of shares redeemed                                                                                           (1,024)
                                                                                                              -------------
               Net increase in net assets from share transactions                                                1,020,673
                                                                                                              -------------
                    Total increase in net assets                                                                   899,771
  NET ASSETS:
  Beginning of period                                                                                                    -
                                                                                                              -------------
  End of period (including undistributed net investment income of $416)                                        $   899,771
                                                                                                              =============
  SHARES ISSUED AND REDEEMED:
  Issued                                                                                                           102,491
  Redeemed                                                                                                            (117)
                                                                                                              -------------
                    Net increase                                                                                   102,374
                                                                                                              =============

-----------------------------
* Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            OCC ACCUMULATION TRUST
                           PIMCO RENAISSANCE PORTFOLIO
                              FINANCIAL HIGHLIGHTS
               FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR
               THE PERIOD JULY 10, 2002* THROUGH DECEMBER 31, 2002

Net asset value, beginning of period                                                                        $10.00
                                                                                                      -------------
INVESTMENT OPERATIONS:
Net investment income                                                                                         0.00 **
Net realized and unrealized loss on investments                                                              (1.21)
                                                                                                      -------------
  Total loss from investment operations                                                                      (1.21)
                                                                                                      -------------
Net asset value, end of period                                                                               $8.79
                                                                                                      =============
TOTAL RETURN (1)                                                                                            (12.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                                             $900
Ratio of expenses to average net assets (2)(3)                                                               1.06% (4)
Ratio of net investment income to average net assets (3)                                                     0.10% (4)
Portfolio Turnover                                                                                             36%


--------------------------------------------------------------------------------
 *  Commencement of operations.
**  Less than $0.005.

(1) Total return for a period of less than one year is not annualized.
(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(3) During the fiscal period indicated above, the Investment Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waiver and assumption had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 4.87% (annualized) and (3.71)% (annualized), respectively.
(4) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                           PIMCO RENAISSANCE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, the Science & Technology Portfolio and the PIMCO Renaissance Portfolio (the "Portfolio"). The Portfolio commenced operations on July 10, 2002. OpCap Advisors LLC (the "Investment Adviser") serves as the Trust's investment adviser. The Investment Adviser is a Delaware limited liability company which is an indirect majority-owned subsidiary of Allianz AG.

The accompanying financial statements and notes thereto are those of the Portfolio. The financial statements of the other portfolios are presented in separate reports. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

(A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

(B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Portfolio intends not to be subject to U.S. Federal excise tax.

(C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par or as a tax return of capital.

(E) INCOME TAXES

For federal income tax purposes the cost of securities owned was at December 31, 2002 was $958,320. Accordingly, net unrealized depreciation of investments of $104,376 was composed of gross appreciation of $42,817 for those investments having an excess of value over cost and gross depreciation of $147,193 for those investments having an excess of cost over value.

At December 31, 2002, tax basis distributable earnings of $416 was composed entirely of ordinary income.

At December 31, 2002, the Portfolio had a capital loss carryforward of $8,912 (all of which expires in 2010) available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses arising after October 31, 2002 of $8,030. Such losses are treated for tax purposes as arising on January 1, 2003.

Net investment income and net realized loss differ for financial statement and tax purposes primarily due to differing treatments of wash sales and capital losses realized subsequent to October 31, 2002 on the sale of securities.

(F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

(G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Investment Adviser, and is computed as a percentage of the Portfolio's average net assets at the annual rate of 0.80% on the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% thereafter. The Investment Adviser has voluntarily agreed to waive that portion of the investment advisory fee and to assume any necessary expenses in order to limit total expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

Pursuant to a sub-advisory agreement between the Investment Adviser and PIMCO Equity Advisors LLC (the "Sub-Adviser"), an affiliate of the Investment Adviser, the Investment Adviser (not the Portfolio) pays the Sub-Adviser a monthly fee at the annual rate of 0.40% of the average net assets of the Portfolio for providing investment advisory services to the Portfolio.. For the period ended December 31, 2002, the Investment Adviser paid the Sub-Adviser $1,660, of which $305 was payable at December 31, 2002.

At December 31, 2002, approximately 97.7% of the outstanding shares of the Portfolio were owned by an affiliate of the Investment Adviser. Investment activity by such affiliate could have a material impact on the Portfolio.

(3) INVESTMENTS IN SECURITIES

For the period ended December 31, 2002, purchases and sales of securities, other than short-term securities, aggregated $1,273,007 and $297,734, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of OCC Accumulation Trust -- PIMCO Renaissance Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Renaissance Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period July 10, 2002 (commencement of operations) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 14, 2003

                             OCC ACCUMULATION TRUST
                                BOARD OF TRUSTEES

STEPHEN TREADWAY, TRUSTEE*, CHAIRMAN OF THE BOARD AND PRESIDENT
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 55
TRUSTEE SINCE: 2001
TRUSTEE/DIRECTOR OF 55 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Managing Director of Allianz Dresdner Asset Management of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC; Trustee, Chairman, PIMCO Funds: Multi-Manager Series; Chairman, Fixed Income SHares; Chairman, Chairman of the Board and Trustee, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II; Chairman, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund; Formerly, Executive Vice President, Smith Barney Inc.

* "Interested person" as defined in the 1940 Act because of relationship with OpCap Advisors, the Portfolio's Investment Adviser.

--------------------------------------------------------------------------------

V. LEE BARNES, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 65
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF NO FUNDS OUTSIDE OF FUND COMPLEX

Principal, Glenville Associates, management consultants to the insurance industry; Director of NetLearning Services Corporation; Director of Davis International Banking Consultants; previously, consultant and acting Executive Vice President of Smyth, Sanford & Gerard Professional Liability L.L.C., an insurance underwriting agency.

--------------------------------------------------------------------------------

PAUL Y. CLINTON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 72
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 13 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, each of which is an open-end investment company. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.

--------------------------------------------------------------------------------

THOMAS W. COURTNEY, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
Age: 69
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 15 FUNDS OUTSIDE OF FUND COMPLEX

Principal of Courtney Associates, Inc., a venture capital firm, former General Partner of Trivest Venture Fund, a private venture capital fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, Inc., Oppenheimer Quest Balanced Fund, Inc., Rochester Fund Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer Mid Cap Fund, Oppenheimer Convertible Securities Fund, each of which is an open-end investment company; Formerly: President of Federated Investment Counseling, Inc., President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; Director of Financial Analysts Federation.

--------------------------------------------------------------------------------

LACY B. HERRMANN, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE: 73
TRUSTEE SINCE: 1994
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 24 FUNDS OUTSIDE OF FUND COMPLEX

Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to a group of the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narrangansett Insured Tax-Free Income Fund, Tax-Free Fund for Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund for Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund. Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of each of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT'), and an Officer and Trustee/Director of its predecessors. President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT. Chairman, President and a Director of InCap Management Corporation, formerly, sub-adviser and administrator of Prime Cash Fund and Short-term Asset Reserves; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Opportunity Value Fund, and Oppenheimer Quest Balanced Fund, each of which is an open-end investment company; Trustee Emeritus of Brown University since 1996; Trustee of Hopkins School since 1993.

--------------------------------------------------------------------------------

THEODORE T. MASON, TRUSTEE
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
AGE:   67
TRUSTEE SINCE: 2000
TRUSTEE/DIRECTOR OF 8 FUNDS IN FUND COMPLEX
TRUSTEE/DIRECTOR OF 8 FUNDS OUTSIDE OF FUND COMPLEX

Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power Partners Ltd. since 1994; President of the Alumni Association of SUNY Maritime College (First Vice President, 2001; Second Vice President, 1998-2000) and Director of the same organization since 1997; Vice Chairman of the Board of Trustees of Capital Cash Management Trust since 1981, Trustee and Vice President, 1976-1981, and formerly Director of its predecessor; Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (is inactive) since 1982; Trustee of Short-Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985 (inactive), of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Asset Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Director of The Maritime Industry Museum at Fort Schuyler; Trustee of the Maritime College at Fort Schuyler Foundation, Inc. since 2000; Director of Navy League of the New York Council, 2002; Former National Officer of the Navy Reserve Association and Commanding officer of four Naval Reserve units, Captain, USNR (Ret).

                             OCC ACCUMULATION TRUST
                           1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105


TRUSTEES AND PRINCIPAL OFFICERS
Stephen Treadway                      Chairman, President & Trustee
V. Lee Barnes                         Trustee
Paul Y. Clinton                       Trustee
Thomas W. Courtney                    Trustee
Lacy B. Herrmann                      Trustee
Theodore T. Mason                     Trustee
Malcolm Bishopp                       Executive Vice President
Brian S. Shlissel                     Executive Vice President, Treasurer, & Secretary
Kenneth W. Corba                      Vice President and Portfolio Manager
Mark F. Degenhart                     Vice President and Portfolio Manager
Michael F. Gaffney                    Vice President and Portfolio Manager
Richard J. Glasebrook, II             Vice President and Portfolio Manager
Colin Glinsman                        Vice President and Portfolio Manager
Louis P. Goldstein                    Vice President and Portfolio Manager
Mathew Greenwald                      Vice President and Portfolio Manager
William Gross                         Vice President and Portfolio Manager
Benjamin D. Gutstein                  Vice President and Portfolio Manager
John Lindenthal                       Vice President and Portfolio Manager
Elisa A. Mazen                        Vice President and Portfolio Manager
Dennis McKechnie                      Vice President and Portfolio Manager
John Schneider                        Vice President and Portfolio Manager
Lawrence G. Altadonna                 Assistant Treasurer

INVESTMENT ADVISER
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
PIMCO Equity Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.